                           SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]                       FILED BY A PARTY OTHER
                                                  THAN THE REGISTRANT [ ]

-------------------------------------------------------------------------------

CHECK THE APPROPRIATE BOX:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                   MFS(R) California Insured Municipal Fund
-------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total Fee Paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount previously paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

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

                                    M F S(R)
                             INVESTMENT MANAGEMENT


                     MFS California Insured Municipal Fund
                              500 Boylston Street
                               Boston, MA 02116

                                                                August 21, 2008

Dear Shareholder,

         Enclosed with this letter are materials related to the Annual Meeting of Shareholders of the MFS California Insured Municipal Fund which will be held on October 9th, 2008.

         I want to be certain you know that this year's annual shareholder meeting includes matters that each shareowner must personally vote upon. That means if you do not return your proxy, your vote will not be counted on certain matters being considered at the meeting

         Approval of one of the proposals being considered at this year's meeting requires a vote by 66 2/3% of the Fund's shares -- a higher number than required for routine proposals. Therefore, it is very important that you take the time to review the enclosed materials and to promptly return the proxy/voting form in the enclosed postage-paid envelope or follow the instructions on your proxy card to vote by telephone or internet.

         Please keep in my mind that you will receive additional proxy material from the Fund and/or phone calls from the proxy solicitor or other agents, until you return your proxy. Those shareholders who promptly return their proxy/voting form will NOT receive follow-up materials or calls; shareholders who do not return their voting form WILL receive additional mailings and/or phone calls.

         We apologize in advance for any inconvenience resulting from these solicitation efforts. Nonetheless we must seek approval of our shareholders for certain actions that your Trustees have recommended and we need your vote.

         You can help your MFS California Insured Municipal Fund by promptly returning your vote. Your action will help to keep solicitation expenses to a minimum. If you have any questions about this matter, please call
1-866-207-3648, M-F 9 am - 10 pm Eastern Time.

         Thank you for your continued support and prompt action.

                                               Sincerely,

                                               /s/ Robert J. Manning

                                               Robert J. Manning, President

                   MFS(R) CALIFORNIA INSURED MUNICIPAL FUND
               500 Boylston Street, Boston, Massachusetts 02116

              Notice of the 2008 Annual Meeting of Shareholders
                        To be held on October 9, 2008

The 2008 Annual Meeting of Shareholders of the above referenced trust (the "Trust" or "Fund") will be held at 500 Boylston Street, Boston, Massachusetts 02116, at 10:00 a.m. on Thursday, October 9, 2008, for the following purposes:


ITEM 1. To elect Trustees to the Board of Trustees of the Trust as outlined below:

      a) three Trustees, William R. Gutow, Michael Hegarty and Robert W. Uek, to be elected by the holders of common shares and preferred shares of the Trust, voting together as a single class; and

      b) two Trustees, J. Atwood Ives and Laurie J. Thomsen, to be elected by the holders of preferred shares only, voting as a separate class;

ITEM 2. To approve an Amended and Restated Declaration of Trust.

ITEM 3. To amend or remove certain fundamental investment policies of the Trust.


ITEM 4. To act upon, if properly presented at the Meeting, a shareholder proposal that the Board of Trustees take the steps necessary to merge the Trust into MFS California Municipal Bond Fund, an open end fund, or otherwise enable shareholders to realize net asset value for their shares.

ITEM 5. To transact such other business as may properly come before the Meeting and any adjournment(s) or postponement(s) thereof.

              THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE
              IN FAVOR OF ITEMS 1, 2, AND 3 AND AGAINST ITEM 4.

Only the Trust's shareholders of record on August 4, 2008 will be entitled to receive notice of and to vote at the Trust's Meeting of Shareholders or any adjournment(s) or postponement(s) thereof.

                                    By order of the Board of Trustees
                                    SUSAN S. NEWTON
                                    Assistant Secretary and Assistant Clerk
August 21, 2008

YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY SO THAT IT IS RECEIVED BY THE DATE OF THE MEETING OR RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET BY
9:59 A.M., EASTERN TIME, ON THE DATE OF THE MEETING, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                   MFS(R) CALIFORNIA INSURED MUNICIPAL FUND

                               Proxy Statement


This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the MFS California Insured Municipal Fund (the "Trust" or "Fund") to be used at the Meeting of Shareholders to be held at 10:00 a.m. on October 9, 2008 at 500 Boylston Street, Boston, Massachusetts 02116, for the purposes set forth in the accompanying Notice. Information regarding the Board of Trustees can be found in the section of this Proxy Statement entitled "Election of Trustees." If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the proxy tabulation agent, The Altman Group, Inc., 60 East 42nd Street, Suite 405, New York, New York, 10165, or delivered at the Meeting. On August 4, 2008, there were 2,780,771 common shares and 978 preferred shares outstanding for the Trust:


Shareholders of record at the close of business on August 4, 2008 will be entitled to one vote for each share held, and each fractional share will be entitled to a proportionate fractional vote.


The mailing address of the Trust is 500 Boylston Street, Boston, Massachusetts 02116. Solicitation of proxies is being made by the mailing of this Notice and Proxy Statement with its enclosures on or about August 21, 2008. In addition to soliciting proxies by mail, the Trustees of your Trust and employees of Massachusetts Financial Services Company ("MFS"), the Trust's investment adviser and administrator, may solicit proxies in person or by telephone. The expenses of the preparation of proxy statements and related materials, including printing and delivery costs and vote solicitation, are borne by the Trust. The Trust has engaged The Altman Group to provide shareholder meeting services including the distribution of this Proxy Statement and related materials to shareholders, as well as vote solicitation and tracking. It is anticipated that the cost of these services will be $8,300 and may increase substantially in the event that any vote is contested and increased solicitation efforts are required.


A copy of the Trust's most recent annual report and semi-annual report may be obtained without charge by contacting Computershare Trust Company, N.A. ("Computershare"), the Trust's transfer and shareholder servicing agent, 250 Royall Street, Canton, Massachusetts, 02021, or by telephoning toll-free (800) 637-2304.

SUMMARY OF ITEMS

ITEM NO.               ITEM DESCRIPTION                         CLASS
------------------------------------------------------------------------------

  1.a.    Election of William R. Gutow, Michael        Common and Preferred
          Hegarty, and Robert W. Uek as Trustees of    Shareholders
          the Trust
  1.b.    Election of J. Atwood Ives and Laurie J.     Preferred Shareholders
          Thomsen as Trustees of the Trust

   2.     Approval of an Amended and Restated          Common and Preferred
          Declaration                                  Shareholders
          of Trust
   3.     Amendment or removal of certain fundamental  Common and Preferred
          investment policies of the Trust             Shareholders
   4.     Action upon a shareholder proposal           Common and Preferred
                                                       Shareholders

ITEM 1 -- ELECTION OF TRUSTEES
The Board of Trustees, which oversees the Trust, provides broad supervision over the affairs of the Trust. Those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or of MFS are referred to as "Independent Trustees" throughout this Proxy Statement. MFS is responsible for the investment management of the Trust's assets and for providing a variety of other administrative services to the Trust. The officers of the Trust are responsible for its operations.


The Board has fixed the number of Trustees of the Trust at twelve. Under the provisions of the Trust's Declaration of Trust, the Trustees are divided into three classes, each having a term of three years. The Nomination and Compensation Committee has selected and nominated, and recommended that the Board nominate for election by holders of common shares and preferred shares, voting together as a single class, William R. Gutow, Michael Hegarty, and Robert W. Uek as Trustees of the class whose term will expire at the 2011 Annual Meeting of Shareholders (or special meeting in lieu thereof) to hold office until his or her successor is elected and qualified, and the Board of Trustees has nominated such individuals. Each nominee is presently a Trustee of the Trust and has agreed to serve as a Trustee of the Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

The Nomination and Compensation Committee has also selected and nominated, and recommended that the Board nominate, for election by holders of preferred shares only, voting as a separate class, J. Atwood Ives and Laurie J. Thomsen, for a term that will expire at the next annual meeting of shareholders (or special meeting in lieu thereof) to hold office until his or her successor is elected and qualified, and the Board of Trustees has nominated such individuals. Each nominee is presently a Trustee of the Trust and has agreed to serve as a Trustee of the Trust if elected. The Board of Trustees recommends that you vote in favor of their election.

It is intended that absent contrary instructions, proxies will be voted in favor of electing Messrs. Ives, Gutow, Hegarty, Uek and Ms. Thomsen. If, before the Meeting, any nominee refuses or is unable to serve, or if any of the nominees is unavailable at the time of the Meeting, and such refusal or inability to serve or unavailability is not anticipated, the Trustees may vote for other nominees at their discretion, or the Trustees may fix the number of Trustees at fewer than twelve for a Trust. Under the terms of the Trust's retirement policy, the Trustees have a mandatory retirement age of 73 years.


The following table presents certain information regarding the current Trustees of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

                                                                                         PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD                        TERM        DURING THE PAST FIVE YEARS &
NAME, DATE OF BIRTH                  WITH TRUST     TRUSTEE SINCE(1)    EXPIRING         OTHER DIRECTORSHIPS(2)
-------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Robert J. Manning(3);             Trustee            June 2007          2010         Massachusetts Financial
(born 10/20/63)                                                                      Services Company, Chief
                                                                                     Executive Officer, President,
                                                                                     Chief Investment Officer and
                                                                                     Director
-------------------------------------------------------------------------------------------------------------------

Robert C. Pozen(3)                Trustee            June 2007          2009         Massachusetts Financial
(born 08/08/46)                                                                      Services Company, Chairman
                                                                                     (since February 2004); MIT
                                                                                     Sloan School (education),
                                                                                     Senior Lecturer (since 2006);
                                                                                     Secretary of Economic Affairs,
                                                                                     The Commonwealth of
                                                                                     Massachusetts (January 2002 to
                                                                                     December 2002); Fidelity
                                                                                     Investments, Vice Chairman
                                                                                     (June 2000 to December 2001);
                                                                                     Fidelity Management & Research
                                                                                     Company (investment adviser),
                                                                                     President (March 1997 to July
                                                                                     2001); Bell Canada Enterprises
                                                                                     (telecommunications),
                                                                                     Director; Medtronic, Inc.
                                                                                     (medical technology),
                                                                                     Director; Telesat (satellite
                                                                                     communications), Director
-------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
J. Atwood Ives                    Trustee and Chair  June 2007          2009         Private investor; Eastern
(born 05/01/36)                   of Trustees                                        Enterprises (diversified
                                                                                     services company), Chairman,
                                                                                     Trustee and Chief Executive
                                                                                     Officer (until November 2000)

-------------------------------------------------------------------------------------------------------------------
Robert E. Butler(4)               Trustee            June 2007          2009         Consultant - regulatory and
(born 11/29/41)                                                                      compliance matters (since July
                                                                                     2002); PricewaterhouseCoopers
                                                                                     LLP (professional services
                                                                                     firm), Partner (until 2002)
-------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.            Trustee            June 2007          2010         Brigham and Women's Hospital,
(born 03/11/37)                                                                      Chief of Cardiac Surgery
                                                                                     (until 2005); Harvard Medical
                                                                                     School, Professor of Cardiac
                                                                                     Surgery; Partners Health Care,
                                                                                     Physician Director of Medical
                                                                                     Devices
-------------------------------------------------------------------------------------------------------------------
David H. Gunning                  Trustee            June 2007          2009         Retired; Cleveland-Cliffs Inc.
(born 05/30/42)                                                                      (mining products and service
                                                                                     provider), Vice Chairman/
                                                                                     Director (until May 2007);
                                                                                     Portman Limited (mining),
                                                                                     Director (since 2005);
                                                                                     Encinitos Ventures (private
                                                                                     investment company), Principal
                                                                                     (1997 to April 2001); Lincoln
                                                                                     Electric Holdings, Inc.
                                                                                     (welding equipment
                                                                                     manufacturer), Director
-------------------------------------------------------------------------------------------------------------------
William R. Gutow                  Trustee            June 2007          2011         Private investor and real
(born 09/27/41)                                                                      estate consultant; Capitol
                                                                                     Entertainment Management
                                                                                     Company (video franchise),
                                                                                     Vice Chairman; Atlantic Coast
                                                                                     Tan (tanning salons), Vice
                                                                                     Chairman (since 2002)
-------------------------------------------------------------------------------------------------------------------
Michael Hegarty                   Trustee            June 2007          2011         Retired; AXA Financial
(born 12/21/44)                                                                      (financial services and
                                                                                     insurance), Vice Chairman and
                                                                                     Chief Operating Officer (until
                                                                                     May 2001); The Equitable Life
                                                                                     Assurance Society (insurance),
                                                                                     President and Chief Operating
                                                                                     Officer (until
                                                                                     May 2001)
-------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera                Trustee            June 2007          2010         Hemenway & Barnes (attorneys),
(born 06/23/35)                                                                      Partner
-------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt                  Trustee            June 2007          2009         Insight Resources, Inc.
(born 09/23/38)                                                                      (acquisition planning
                                                                                     specialists), President;
                                                                                     Wellfleet Investments
                                                                                     (investor in health care
                                                                                     companies), Managing General
                                                                                     Partner (since 1993);
                                                                                     Cambridge Nutraceuticals
                                                                                     (professional nutritional
                                                                                     products), Chief Executive
                                                                                     Officer (until
                                                                                     May 2001)
-------------------------------------------------------------------------------------------------------------------
Laurie J. Thomsen                 Trustee            June 2007          2009         New Profit, Inc. (venture
(born 08/05/57)                                                                      philanthropy), Partner (since
                                                                                     2006); Private investor; Prism
                                                                                     Venture Partners (venture
                                                                                     capital), Co-founder and
                                                                                     General Partner (until June
                                                                                     2004); The Travelers Companies
                                                                                     (commercial property liability
                                                                                     insurance), Director
-------------------------------------------------------------------------------------------------------------------
Robert W. Uek                     Trustee            June 2007          2011         Retired (since 1999);
(born 05/18/41)                                                                      PricewaterhouseCoopers LLP
                                                                                     (professional services firm),
                                                                                     Partner (until 1999);
                                                                                     Consultant to investment
                                                                                     company industry (since 2000);
                                                                                     TT International Funds (mutual
                                                                                     fund complex), Trustee (2000
                                                                                     until 2005); Hillview
                                                                                     Investment Trust II Funds
                                                                                     (mutual fund complex), Trustee
                                                                                     (2000 until 2005)

----------
(1) Each Trustee has served continuously since appointment unless indicated otherwise.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e.,
    "public companies").
(3) "Interested person" of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.
(4) In 2004 and 2005, Mr. Butler provided consulting services to the independent compliance consultant retained by
    MFS pursuant to its settlement with the SEC concerning market timing and related matters. The terms of that settlement required that compensation and expenses related to the independent compliance consultant be borne exclusively by MFS and, therefore, MFS paid Mr. Butler for the services he rendered to the independent compliance consultant. In 2004 and 2005, MFS paid Mr. Butler a total of $351,119.29.

Each current Trustee listed above served as a board member of 98 funds within the MFS Family of Funds (the MFS Funds) as of December 31, 2007. The address of each Trustee is c/o MFS, 500 Boylston Street, Boston, Massachusetts 02116.


Information about the Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers, and the interests of certain persons appears under "Trust Information" beginning on page 23.

REQUIRED VOTE. Approval of this proposal as to Mr. Ives and Ms. Thomsen will require the affirmative vote of a plurality of the Trust's outstanding preferred shares, voting as a separate class at the Meeting in person or by proxy. Approval of this proposal as to Messrs. Gutow, Hegarty and Uek will require the affirmative vote of a plurality of the Trust's outstanding preferred and common shares, voting together as a single class, at the Meeting in person or by proxy.


THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE TRUST VOTE TO ELECT EACH OF THE NOMINEES AS TRUSTEES OF THE TRUST.

COMMITTEES
The Trust's Board of Trustees meets regularly throughout the year to discuss matters and take certain actions relating to the Trust. The Trust's Board has several standing committees, which are described below.


                            NUMBER OF
                            MEETINGS
                             IN LAST                                                     CURRENT
NAME OF COMMITTEE        FISCAL YEAR(3)              FUNCTIONS                          MEMBERS(1)

-----------------------------------------------------------------------------------------------------------

AUDIT COMMITTEE              3          Oversees the accounting and              Butler*(2), Gutow*,
                                        auditing procedures of the Trust         Sherratt*, Thomsen*(2)
                                        and, among other things, considers       and Uek*(2)
                                        the selection of the independent
                                        accountants for the Trust and the
                                        scope of the audit, and considers
                                        the effect on the independence of
                                        those accountants of any non-audit
                                        services such accountants provide
                                        to the Trust and any audit or non-
                                        audit services such accountants
                                        provide to other MFS Trusts, MFS
                                        and/or certain affiliates. The
                                        Committee is also responsible for
                                        establishing procedures for the
                                        receipt, retention and treatment of
                                        complaints received by the Trust
                                        regarding accounting, internal
                                        accounting controls, or auditing
                                        matters and the confidential,
                                        anonymous submission of concerns
                                        regarding questionable Trust
                                        accounting matters by officers of
                                        the Trust and employees of the
                                        Trust's investment adviser,
                                        administrator, principal
                                        underwriter or any other provider
                                        of accounting-related services to
                                        the Trust.

COMPLIANCE AND GOVERNANCE    3          Oversees the development and             Butler*, Cohn*,
COMMITTEE                               implementation of the Trust's            Gunning*, Gutow* and
                                        regulatory and fiduciary compliance      Sherratt*
                                        policies, procedures and practices
                                        under the 1940 Act and other
                                        applicable laws as well as
                                        oversight of compliance policies of
                                        the Trust's investment adviser and
                                        certain other service providers as
                                        they relate to Trust activities.
                                        The Trust's Independent Chief
                                        Compliance Officer, assists the
                                        Committee in carrying out its
                                        responsibilities. In addition, the
                                        Committee advises and makes
                                        recommendations to the Board on
                                        matters concerning Trustee
                                        practices and recommendations
                                        concerning the functions and duties
                                        of the committees of the Board.


CONTRACTS REVIEW             2          Requests, reviews and considers the      All Independent Trustees
COMMITTEE                               information deemed reasonably            of the Board (Butler,
                                        necessary to evaluate the terms of       Cohn, Gunning, Gutow,
                                        the investment advisory and              Hegarty, Ives, Perera,
                                        principal underwriting agreements        Sherratt, Thomsen and
                                        and the Plan of Distribution under       Uek)
                                        Rule 12b-1 that the Trust proposes
                                        to renew or continue, and to make
                                        its recommendations to the full
                                        Board of Trustees on these matters.


NOMINATION AND               0          Recommends qualified candidates to       All Independent Trustees
COMPENSATION COMMITTEE                  the Board in the event that a            of the Board (Butler,
                                        position is vacated or created. The      Cohn, Gunning, Gutow,
                                        Committee will consider                  Hegarty, Ives, Perera,
                                        recommendations by shareholders          Sherratt, Thomsen and
                                        when a vacancy exists. Shareholders      Uek)
                                        wishing to recommend candidates for
                                        Trustee for consideration by the
                                        Committee may do so by writing to
                                        the Trust's Secretary at the
                                        principal executive office of the
                                        Trust. Such recommendations must be
                                        accompanied by biographical and
                                        occupational data on the candidate
                                        (including whether the candidate
                                        would be an "interested person"
                                        of the Trust), a written consent of
                                        the candidate to be named as a
                                        nominee and to serve as Trustee if
                                        elected, record and ownership
                                        information for the recommending
                                        shareholder with respect to the
                                        Trust, and a description of any
                                        arrangements or understandings
                                        regarding recommendation of the
                                        candidate for consideration. The
                                        Committee is also responsible for
                                        making recommendations to the Board
                                        regarding any necessary standards
                                        or qualifications for service on
                                        the Board. The Committee also
                                        reviews and makes recommendations
                                        to the Board regarding compensation
                                        for the non-interested Trustees.
PORTFOLIO TRADING AND        3          Oversees the policies, procedures,       Cohn*, Gunning*,
MARKETING REVIEW                        and practices of the Trust with          Hegarty* and Perera*
COMMITTEE                               respect to brokerage transactions
                                        involving portfolio securities as
                                        those policies, procedures, and
                                        practices are carried out by MFS
                                        and its affiliates. The Committee
                                        also oversees the lending of
                                        portfolio securities and the
                                        administration of the Trust's proxy
                                        voting policies and procedures by
                                        MFS. In addition, the Committee
                                        receives reports from MFS regarding
                                        the policies, procedures, and
                                        practices of MFS and its affiliates
                                        in connection with their marketing
                                        and distribution of shares of the
                                        Trust.
PRICING COMMITTEE            3          Oversees the determination of the        Hegarty*, Perera*,
                                        value of the portfolio securities        Thomsen* and Uek*
                                        and other assets held by the Trust
                                        and determines or causes to be
                                        determined the fair value of
                                        securities and assets for which
                                        market quotations are not "readily
                                        available" in accordance with the
                                        1940 Act. The Committee delegates
                                        primary responsibility for carrying
                                        out these functions to MFS and MFS'
                                        internal valuation committee
                                        pursuant to pricing policies and
                                        procedures approved by the
                                        Committee and adopted by the full
                                        Board, which include methodologies
                                        to be followed by MFS to determine
                                        the fair values of portfolio
                                        securities and other assets held by
                                        the Trust for which market
                                        quotations are not readily
                                        available. The Committee meets
                                        periodically with the members of
                                        MFS' internal valuation committee
                                        to review and assess the quality of
                                        fair valuation and other pricing
                                        determinations made pursuant to the
                                        Trust's pricing policies and
                                        procedures, and to review and
                                        assess the policies and procedures
                                        themselves. The Committee also
                                        exercises the responsibilities of
                                        the Board under the Amortized Cost
                                        Valuation Procedures approved by
                                        the Board on behalf of each Trust
                                        which holds itself out as a "money
                                        market fund" in accordance with
                                        Rule 2a-7 under the 1940 Act.

SERVICES CONTRACTS           3          Reviews and evaluates the                Butler*, Gunning*,
COMMITTEE                               contractual arrangements of the          Sherratt*, Thomsen* and
                                        Trust relating to transfer agency,       Uek*
                                        administrative services, custody,
                                        pricing and bookkeeping services
                                        and makes recommendations to the
                                        full Board of Trustees on these
                                        matters.

----------
(1) Information about each committee member is set forth above on pages 3, 4 and 5. Although Mr. Ives is not a member of all Committees of the Board, he is invited to and attends many of the Committees' meetings in his capacity as Chair of the Trustees.
(2) Audit Committee Financial Expert
(3) Number of meetings held during the period beginning June 30, 2007, the effective date of the investment advisory agreement between the Trust and MFS, through the Trust's fiscal year end, November 30, 2007.
    Prior to June 30, 2007, the Trust was overseen by a different board.
  * Independent Trustees.


The Trustees generally hold at least eight regular meetings each calendar year. These regular meetings take place over a two-day period. The performance and operations of the Trust is reviewed by the Trustees at each meeting and more in-depth reviews of particular Trusts are conducted by the Trustees throughout the year. The current Board of the Trust held 4 meetings during the period June 30, 2007 to November 30, 2007. Prior to June 30, 2007, the Trust was overseen by a different board. Each Trustee attended at least 75% of the Board and applicable committee meetings for which he/she was eligible.


AUDIT COMMITTEE

The Trust's Audit Committee consists only of Independent Trustees, each of whom is also independent of the Trust as defined by American Stock Exchange corporate governance listing standards. The Trust's Audit Committee's report on the Trust's most recent audited financials is included below under the heading "Independent Registered Public Accounting Firm". The Trust's Board has adopted a written charter for the Audit Committee. A copy of the Committee's charter is available on MFS.com.


NOMINATION AND COMPENSATION COMMITTEE
The Trustees have adopted a written charter for the Nomination and Compensation Committee. A copy of the Committee's charter is available on MFS.com.


The Trust's Nomination and Compensation Committee consists only of Independent Trustees, each of whom is also independent of the Trust as defined by American Stock Exchange corporate governance listing standards.

The Nomination and Compensation Committee requires that Trustee candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Trustee. The Nomination and Compensation Committee may take into account a wide variety of factors in considering Trustee candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board; (ii) relevant industry and related experience;
(iii) educational background; (iv) financial expertise; (v) an assessment of the candidate's ability, judgment and expertise; (vi) overall diversity of the composition of the Board; and (vii) such other factors as the Committee deems appropriate. The Nomination and Compensation Committee may consider candidates for Trustee recommended by the Trust's current Trustees, officers or shareholders or by MFS or any other source deemed appropriate by the Nomination and Compensation Committee. The Nomination and Compensation Committee may, but is not required to, retain a third-party search firm at the applicable Trust's expense to identify potential candidates.


The Nomination and Compensation Committee will review and consider nominees recommended by shareholders to serve as Trustee, provided that the recommending shareholder follows the Procedures for Shareholders to Submit Nominee Candidates, which are set forth as Appendix B to the Trusts' Nomination and Compensation Committee Charter (which is available on MFS.com). Among other requirements, these procedures provide that the recommending shareholder must submit any recommendation in writing to the Trust, to the attention of the Trust's Secretary, at the address of the principal executive offices of the Trust. Any recommendation must include certain biographical information and other information regarding the candidate and the recommending shareholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected. The foregoing description is only a summary.

The Nomination and Compensation Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of the Trust.

SHARE OWNERSHIP
As of August 4, 2008, the Trustees and officers of the Trust as a whole owned less than 1% of the outstanding shares of any class of any Trust.

The following table shows the dollar range of equity securities beneficially owned by each nominee or Trustee (a) of the Trust and (b) on an aggregate basis, in all MFS funds overseen by the nominee or Trustee, as of August 4, 2008.

The following dollar ranges apply:
    N.  None
    A.  $1 - $10,000
    B.  $10,001 - $50,000
    C.  $50,001 - $100,000
    D.  $100,001 - $225,000
    E.  Over $225,000

                                                            AGGREGATE DOLLAR
                                   AGGREGATE DOLLAR      RANGE OF SECURITIES IN
                                   RANGE OF EQUITY       ALL MFS FUNDS OVERSEEN
                                    SECURITIES IN         OR TO BE OVERSEEN BY
NAME OF TRUSTEE                       THE TRUST               THE NOMINEE
--------------------------------------------------------------------------------
INTERESTED TRUSTEES

Robert J. Manning                          N                        E

Robert C. Pozen                            N                        E

INDEPENDENT TRUSTEES

Robert E. Butler                           N                        E

Lawrence H. Cohn, M.D.                     N                        E

David H. Gunning                           N                        E

William R. Gutow                           N                        E

Michael Hegarty                            N                        E

J. Atwood Ives                             N                        E

Lawrence T. Perera                         N                        E

J. Dale Sherratt                           N                        E

Laurie J. Thomsen                          N                        E

Robert W. Uek                              N                        E

SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF TRUSTEES
The Board of Trustees of the Trust has adopted procedures by which shareholders may send communications to the Board. Shareholders may mail written communications to the Board of Trustees, MFS California Insured Municipal Fund, c/o Massachusetts Financial Services Company, 500 Boylston Street, Boston, Massachusetts 02116, Attention: Frank Tarantino, Independent Chief Compliance Officer. Shareholder communications must (i) be in writing and be signed by the shareholder, (ii) identify the MFS Trust to which they relate and (iii) identify the class and number of shares held by the shareholder. The Trust's Independent Chief Compliance Officer ("ICCO") is responsible for reviewing all properly submitted shareholder communications. The ICCO shall either (i) provide a copy of each properly submitted shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the ICCO determines that the communication requires more immediate attention, forward the communication to the Chair of the Trustees promptly after receipt. The ICCO may, in good faith, determine that a shareholder communication should not be provided to the Board because it is ministerial in nature (such as a request for Trust literature, share data or financial information). The ICCO may in such cases forward the communication to the appropriate party or parties at MFS. These procedures do not apply to (i) any communication from an officer or Trustee of the Trust, (ii) any communication from an employee or agent of the Trust, unless such communication is made solely in such employee's or agent's capacity as a shareholder or (iii) any shareholder proposal submitted pursuant to Rule l4a-8 under the Securities Exchange Act of 1934, as amended, or any communication made in connection with such a proposal. The Trust's Trustees are not required to attend the Trust's shareholder meetings or to otherwise make themselves available to shareholders for communications, other than pursuant to the aforementioned procedures. No Board members attended the 2007 Annual Meeting of Shareholders.

The Trust's Declaration of Trust currently provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is finally adjudicated or, in case of a settlement, it has been determined by Trustees not involved in the matter or independent legal counsel, that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that they engaged in willful misfeasance or acted with bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

TRUSTEE COMPENSATION TABLE
The table below shows the cash compensation paid to the Trustees by the Trust for the fiscal year ended November 30, 2007. Interested Trustees receive no compensation from a Trust for their services as Trustees.

-------------------------------------------------------------------------------

                                                RETIREMENT          TOTAL CASH
                                                 BENEFITS          COMPENSATION
                                                ACCRUED AS          FROM TRUST
                           TRUSTEE FEES          PART OF             AND FUND
NAME OF TRUSTEE           FROM TRUST(1)        FUND EXPENSE         COMPLEX(2)

-------------------------------------------------------------------------------
Robert E. Butler               $450                N/A               $229,619

Lawrence H. Cohn, M.D.         $450                N/A               $228,509

David H. Gunning               $450                N/A               $248,508

William R. Gutow               $450                N/A               $228,509

Michael J. Hegarty             $450                N/A               $226,509

J. Atwood Ives                 $450                N/A               $302,509

Lawrence T. Perera             $450                N/A               $226,953

J. Dale Sherratt               $450                N/A               $268,507

Laurie J. Thomsen              $450                N/A               $248,508

Robert E. Uek                  $450                N/A               $254,142

------------


(1) For the period beginning June 30, 2007, the effective date of the investment advisory agreement between the Trust and MFS, through November 30, 2007. Prior to June 30, 2007, the Trust was overseen by a different board.


(2) For calendar year 2007. MFS Trustees receiving compensation from the Trust served as Trustee of 98 funds within the MFS Fund Complex (having aggregate net assets at December 31, 2007 of approximately $106 billion).

ITEM 2 -- TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST

The Trust, like other investment companies, is subject to comprehensive federal laws and regulations (in particular to the 1940 Act) and to state laws. The Trust is subject to Massachusetts law because it is a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called a declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. The Trust currently operates under its agreement and declaration of trust ("Current Declaration").

The Board recommends that shareholders of the Trust vote to approve an Amended and Restated Declaration of Trust ("Revised Declaration"). In June 2007, the Trust became part of the MFS family of funds and the Board believes that, in order to increase the efficiency of administration of the Trust by MFS, it is in the best interests of shareholders to conform the Current Declaration of the Trust to the form of declaration of trust used for other closed-end funds advised by MFS.

Adoption of the Revised Declaration will not alter the Trust's current investments or investment policies.

A description of the material differences between the Current Declaration and the form of proposed Revised Declaration is set forth in Schedule D.

If this Proposal 2 is approved by the shareholders of the Trust, the Revised Declaration will become effective when a majority of the trustees of the Trust has signed the Revised Declaration. The Trust currently anticipates that, if the requisite shareholder approval is obtained, the Revised Declaration will become effective on November 1, 2008.

The foregoing discussion and the summary set forth in Schedule D hereto are qualified in their entireties by reference to the form of Revised Declaration which is attached hereto in Schedule C.

MFS intends to propose to the Trustees of the Trust that the bylaws of the Trust be amended to conform them more closely to the bylaws of the other closed-end funds advised by MFS. Unlike the Current Declaration, the proposed form of Revised Declaration does not address quorum requirements for shareholder meetings. MFS has advised the Board that the amended bylaws of the Trust will address quorum requirements for shareholder meetings. MFS has also advised the Board that the Trust's quorum for shareholder meetings will not change upon the adoption of amended by-laws.

REQUIRED VOTE AND BOARD RECOMMENDATION
Approval of the Revised Declaration for the Trust will require (i) the affirmative vote of at least 66 2/3% of the common shares and preferred shares of the Trust entitled to vote, voting together as a single class.

If the shareholders of the Trust fail to approve the Revised Declaration, the Trust's Current Declaration will remain in effect.


THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.


ITEM 3 -- TO AMEND OR REMOVE CERTAIN FUNDAMENTAL INVESTMENT POLICIES
          OF THE TRUST

The Trust has certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. Some of the fundamental polices adopted by the Trust reflect certain regulatory business or industry conditions applicable at the time of the policies' adoption.

The Trust's Board of Trustees, together with the Trust's officers and MFS, have reviewed the Trust's current fundamental policies, and have concluded that certain policies should be revised or eliminated based on the development of new practices and changes in applicable law and to facilitate administration of the Trust. At the Meeting, shareholders will be asked to approve the revision or elimination of these policies.

The revised policies maintain important investor protections while providing flexibility to respond to changing markets, new investment opportunities and changes in applicable law. In some cases, only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate MFS's management of the Trust's assets and simplify the process of monitoring compliance with investment policies. The revised policies are the standard form for other funds in the MFS fund complex.

The revised policies do not affect the investment objectives of the Trust, which remain unchanged. The Trust will continue to be managed in accordance with the investment polices described in its registration statement and annual report and in accordance with federal law. As described below, some of the revised policies would give the Trust increased ability to engage in certain activities. The Trustees and MFS do not anticipate that the revised policies, individually or in the aggregate, will change to a material degree the level of investment risk associated with an investment in the Trust.

Each investment policy proposed to be revised or eliminated is discussed below. In addition, Schedule E lists the Trust's current fundamental investment policies and the proposed fundamental policies that will apply to the Trust if shareholders of the Trust approve this proposal.

A. BORROWING AND ISSUANCE OF SENIOR SECURITIES
It is proposed that the Trust's policy concerning borrowing money and issuing senior securities be changed so that the policy is consistent with that of other funds within the MFS funds complex. MFS and the Trustees believe that the technical changes being made to this policy will not result in any material changes to the policy. The proposed policy reads as follows:

    The Trust may not:

    (a) borrow money except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

    (b) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; for purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

Both the current and proposed policies allow the Trust to borrow money and issue senior securities in accordance with the Investment Company Act of 1940 (the "1940 Act"). In addition, the proposed policy would allow the Trust to borrow money and issue senior securities in accordance with any exemptive orders granted to the Trust by the Securities and Exchange Commission ("SEC"). Further, the revised policy would specifically state that collateral arrangements with respect to swaps, options, futures, forwards, and variation margin are not deemed to be the issuance of a senior security. This does not represent a change in how MFS currently views these collateral arrangements, but will ensure that the current practice is clearly described in a manner consistent with that of the other MFS funds.

B. UNDERWRITING SECURITIES
It is proposed that the Trust's policy concerning underwriting securities be changed so that the policy is consistent with that of other funds within the MFS funds complex. The proposed policy reads as follows:

    The Trust may not:

    underwrite securities issued by other persons, except that all or any portion of the assets of the Trust may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

Both the current and proposed policies allow the Trust to underwrite securities to the extent that the Trust is deemed to be an underwriter in connection with the sales of portfolio securities held by the Trust. In addition, the proposed policy provides that all or any portion of the assets of the Trust may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. Under the Trust's proposed Declaration of Trust (see proposal in Item 2), the Trustees have the power to implement a master/feeder, fund of funds or other similar structure without seeking shareholder approval. While the Trustees have no current intention of implementing a master/feeder, fund of funds or other similar structure at this time, the proposed policy would specifically permit the use of these structures were the Trustees to determine that their implementation would be in the best interest of a Trust at a future date.

C. LENDING OF MONEY OR SECURITIES
It is proposed that the Trust's policy concerning lending money or securities be changed so that the policy is consistent with that of other funds within the MFS funds complex. The proposed policy reads as follows:

    The Trust may not:

    make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Both the current and proposed policies allow the Trust to lend securities and to make loans through the purchase of debt instruments or similar evidences of indebtedness typically sold to financial institutions (e.g., money market instruments, loans, or other direct indebtedness) and through repurchase agreements.

The proposed policy also would permit the Trust to make any other types of loans, whether of money or securities, so long as the transactions are permitted by the 1940 Act or an exemptive order granted to the Trust by the SEC. MFS has no current intention to cause the Fund to make loans other than as permitted under the Trust's current policy, as described above. Any changes to the Trust's strategy that would result in it making loans in addition to those currently permitted would be subject to approval by the Trustees and, in the case of certain types of loans (e.g., loans to other funds advised by MFS), receipt of an exemptive order from the SEC.

D. INDUSTRY CONCENTRATION
It is proposed that the Fund's policy concerning industry concentration be changed so that the policy is consistent with that of other funds within the MFS funds complex. MFS and the Trustees believe that the technical changes being made to this policy will not result in any material changes to the policy. The proposed policy reads as follows:

    The Trust may not:

    purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

The 1940 Act limits an investment company's ability to concentrate its investments in securities of any particular industry. The staff of the SEC takes the position that a mutual fund "concentrates" its investments in a particular industry if, in general, more than 25% of the fund's assets are invested in the securities of issuers in that industry.


Both the current and proposed policies do not allow the Trust to concentrate more than 25% of their total assets in investments in a single industry. The current policy specifically states that certain related industries within the utilities category (e.g., gas, electric, water and telephone) are treated as separate industries. MFS does not believe that it is necessary to specifically state that these industries should be treated as separate industries and has proposed that this provision be removed. MFS does not believe that these changes represent material changes to the current policy for the Trust.


E. REAL ESTATE, COMMODITIES, FUTURES, OPTIONS, FORWARD CONTRACTS
It is proposed that the Trust's policy concerning real estate and commodities and commodity contracts, futures, forwards, and related options be changed so that the policy is substantially consistent with that of other funds within the MFS funds complex. The proposed policy reads as follows:

    The Trust may not:

    purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investments trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts or other derivative instruments whose value is related to commodities or other commodity contracts) in the ordinary course of its business; the Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

The proposed policy provides that the Trust may not purchase or sell real estate, interests in oil, gas or mineral leases, or commodities or commodity contracts in the ordinary course of its business. Under the proposed policy, the Trust will be able to invest in securities secured by real estate and securities of companies that deal in real estate and or interests therein (e.g., real estate investment trusts), currencies, and any type of option, futures contracts, forwards, and other derivative instruments whose value is related to commodities or other commodity contracts.

In addition, both the current policy and the proposed policy allow the Trust to hold and sell real estate acquired as a result of a Trust's ownership of securities. The proposed policy has a similar provision with respect to commodities and oil, gas and mineral leases, which allows the Trust to hold and sell commodities or commodity contracts and oil, gas and mineral leases acquired as a result of a Trust's ownership of securities.

The Trustees and MFS believe that the revised policy will simplify the process of monitoring compliance. While the revised policy does have material changes from the current policy - both in terms of specifically precluding certain types of investments and specifically providing flexibility to make other types of investment - the changes do not affect the Trust's current investment objectives or strategies. MFS has informed the Trustees that is does not intend to change the way it manages the Trust as a result of the changes to the policy, and the Trustees and MFS do not anticipate that the revised policy will materially change the level of investment risk associated with an investment in the Trust.

REQUIRED VOTE AND BOARD RECOMMENDATION


Approval of this matter will require the vote of (i) 67% or more of the preferred shares of the Trust present at the Meeting, if the holders of more than 50% of the outstanding preferred shares are present or represented by proxy or (ii) more than 50% of the outstanding preferred shares, whichever is less; AND (a) 67% or more of the common and preferred shares of the Trust, voting together as a single class, present at the Meeting, if the holders of more than 50% of the outstanding common and preferred shares of the Trust are present or represented by proxy or (b) more than 50% of the outstanding common and preferred shares of the Trust, voting together as a single class, whichever is less.


THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 3 IS IN THE BEST INTEREST OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 3.

ITEM 4 -- SHAREHOLDER PROPOSAL

    The Board of Trustees has been informed by Walter S. Baer, 344 S. Canyon View Drive, Los Angeles, CA 90049 ("Baer"), a shareholder of record owning over $2000 of shares of the Trust as of December 20, 2007, that he intends to submit the following proposal at the Meeting.

    RESOLVED:

    The shareholders ask the Trustees to take the steps necessary to merge the MFS California Insured Municipal Fund (CCA) into the MFS California Municipal Bond Fund (MCFTX), an open-end fund, or otherwise enable shareholders to realize net asset value (NAV) for their shares.

If properly presented at the meeting, Baer's proposal will be Item 4. Baer has requested that the following statement be included in the proxy statement in support of his proposal.

    SUPPORTING STATEMENT

    Many CCA shareholders hoped that our fund's acquisition by MFS in July 2007 would lead to improved performance and increased shareholder value. Unfortunately, this has not happened.

    Despite its use of leverage, CCA's performance in terms of both NAV and market price is at the very bottom of the Lipper rankings for closed-end California insured municipal bond funds. Morningstar also gives CCA its lowest rating. Since MFS took over as the fund's investment advisor, the market value of our shares has fallen by more than 14%, and the price discount to NAV has soared from 5.2% to 13.6%. Under MFS stewardship, more than $5.5 million in shareholder value has been erased.

    However, MFS also manages a larger and better performing open-end fund with a lower expense ratio, the same portfolio managers and similar objectives as CCA. Merging our fund into the MFS California Municipal Bond Fund (MCFTX) would offer CCA shareholders prospects for improved performance, including a reduced expense ratio. It would also eliminate the double digit discount that acts as a dead weight on CCA shareholder value.

    CCA has been a conspicuously poor performer. It's time to tell MFS to put this dog to sleep and give shareholders the opportunity to achieve better returns.

                              *    *    *    *    *


    AS DETAILED IN THE FOLLOWING STATEMENT OF OPPOSITION TO ITEM 4, THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT ITEM 4 IS NOT IN THE BEST INTERESTS OF THE SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE AGAINST ITEM 4.

    BOARD OF TRUSTEES' STATEMENT IN OPPOSITION TO THE BAER PROPOSAL


Baer's proposal that shareholders recommend a merger of the Fund into the MFS California Municipal Bond Fund ("MCA"), an open-end fund, or that the Board take such other actions as will enable shareholders to realize net asset value for their shares of the Fund should be rejected. As a closed-end municipal bond fund, the Fund is positioned to use leverage to the advantage of the common shareholders, a structural advantage that will be lost if the Fund is converted to an open-end structure either through merger or on a stand alone basis. The Baer proposal seeks a permanent change to the Fund's structure to address what the Board believes, based on information provided to it by MFS, the Fund's adviser, is a short-term situation that resulted from the extraordinary condition of the credit markets and the credit ratings of monoline insurers during the last 9 months. Your Board has given consideration to the proposal and believes that it is not in the best interests of the Fund's shareholders and that the Fund's current leveraged closed-end structure with an investment strategy of primarily investing in assets covered by insurance guaranteeing the timely payment of principal and interest continues to be in the best interest of shareholders. Given the potential adverse consequences of a merger or conversion to an open-end structure, your Board recommends that you vote "NO" on the Baer proposal.

Short-Term Problem
Since the Fund's inception the discount at which the Fund's shares have traded to NAV has averaged 2.82%. During this time there have been periods when the Fund's shares have traded at a premium to NAV. The discount widened significantly during the second half of 2007. Based on information provided to it by MFS, the Board believes this occurred due largely to the general dislocations in the credit markets and the uncertainty around the financial stability of the monoline insurers. As an insured municipal bond fund, over 80% of the Fund's assets are invested in insured bonds and the Fund was, therefore, particularly adversely affected by this uncertainty. At the time the Baer proposal was submitted, the discount had widened to 13.6%. As the credit markets have stabilized and the uncertainty about the monoline insurers has receded, the Fund's discount has narrowed to 4.76% as of June 24, 2008, and was as low as 1.3% on February 29, 2008. Your Board does not believe that the short-term widening of the discount, which has since narrowed, warrants the drastic step of converting the Fund to an open-end structure.

Merger or Conversion Could Result in Lost Opportunities to Benefit from
Leverage

A key advantage of the closed-end fund structure is its ability to use leverage for the benefit of shareholders. At its inception in 1999, the Fund issued $24,450,000 of auction preferred shares ("APS"). The Fund pays short- term interest rates to the holders of APS and invests the proceeds in longer- term securities to earn the difference between the long- and short-term rates. Historically, municipal long-term interest rates have been higher than short-term rates, leading to a yield advantage associated with leverage. Since 1990, for example, the average spread between long- and short-term municipal rates has been approximately 270 basis points. During 2007, this advantage declined to its lowest level since 1990, with an average difference between long- and short-term rates of approximately 100 basis points. The low differential experienced in 2007 was the result of two primary factors. First, much of 2007 was characterized by sustained high short-term rates and declining long-term municipal rates. Second, during the latter portion of 2007 and continuing into 2008, the widely reported disruptions in the auction market raised the cost of funds, keeping pressure on the spreads between short- and long-term municipal rates. Even with the higher cost, the leverage obtained by the Fund through the APS continues to be beneficial to the Fund, although not to the same extent as it has been historically.

More recently, however, the spread between long- and short-term rates has begun to widen -- even though the APS market remains under pressure -- with the spread averaging 160 basis points during 2008. During May 2008, the incremental benefit of leverage to the common shares was 1.17%. Should the APS market become unlocked and short-term rates become realigned with historical norms, MFS has informed the Board that it believes the Fund could achieve an incremental benefit of approximately 1.00% in today's interest rate environment. Now is not the time to make irreversible decisions concerning the Fund's structure. The Fund, along with other similarly situated funds, is working on solutions to the troubled APS market. When the form and cost of leverage for closed-end funds over the long-term is clarified, the Board will assess the continuing viability of the leverage strategy.

There are Key Differences Between Open-End and Closed-End Funds
A merger of the Fund into MCA or conversion of the Fund from a closed-end structure to an open-end structure would change the core characteristics of the Fund. A closed-end fund is different from an open-end fund in meaningful ways, and investors often choose a closed-end fund for the very characteristics that distinguish it from an open-end fund.

Unlike an open-end fund, a closed-end fund has a fixed number of shares that trade on an exchange, such as the American Stock Exchange. By contrast, an open-end fund does not trade on an exchange and has a constantly changing number of shares because it typically sells new shares continuously and is required to "redeem" shares when investors choose to leave the fund. If the Fund were an open-end fund in an economic environment with potential large redemptions on the horizon, the portfolio manager would need to raise cash to fund redemptions, which may require significant restructuring of the portfolio and the sale of investments that might not otherwise be sold at that time, possibly at unfavorable prices, and with significant transaction costs. This, combined with the likely need to maintain a portion of the portfolio in cash to handle ongoing redemptions as they arise, could negatively impact the return for long-term Fund shareholders.

Managers of a closed-end fund, on the other hand, are generally free to keep fund assets more fully invested, because they need not worry about daily redemptions. In the case of a fixed-income closed-end fund, such as the Fund, the managers are free to invest more fund assets in fixed-income securities that will generate income for shareholders. In addition, closed-end funds are not encumbered by certain SEC rules that limit the ability of open-end funds to invest in potentially attractive illiquid securities -- again, because open-end funds must stand ready to pay for redemptions. Conversion of the Fund to an open-end structure would deprive the Fund's managers of the ability to fully invest in income-generating securities, to the detriment of Fund shareholders. Additionally, the Fund would lose its listing on the American Stock Exchange and intra-day liquidity of its common shares, which could make it less attractive to certain investors.

Insured Portfolio Securities
Your Fund has an investment policy to invest at least 80% of its net assets in securities covered by insurance guaranteeing the timely payment of principal and interest. Thus, your Fund carries less exposure to risk than MCA, the fund into which Baer proposes to merge your Fund. Bond insurers have recently experienced an unprecedented period of market disruption. As a result, the market has punished insured bonds. In some cases, bonds without insurance are trading at higher prices than the same bonds with insurance, a situation that MFS has informed the Board that it believes will not persist. If your Fund were to merge into MCA, as proposed by Baer, your Fund would no longer be required to hold any insured bonds. At the time of the merger, it is estimated that the combined fund would have only 45% of its assets invested in insured securities
- and the percentage of the combined fund's assets invested in insured securities could decline further over time. This is a significant change to the basic risk profile of the Fund and should not be implemented without good reason, which Baer has not articulated.

Conversion to an Open-End Structure Would Effectively Increase Fund Expenses The Board has considered whether shareholders would be better off if the Fund were converted to an open-end structure on a standalone basis. Such a course of action would allow the Fund to maintain its policy of investing at least 80% of its assets in insured bonds but would result in a loss of leverage. In addition to the other consequences of an open-end structure described above, open-ending the Fund would require the redemption of all the APS, resulting in an immediate reduction of the Fund's assets to approximately $35.5 million. At this reduced size, the Fund's expense ratio would increase because there are fewer assets over which to spread the Fund's fixed costs.

Additionally, experience has shown that, where proposals such as Baer's proposal are acted upon, some investors - often professional arbitrageurs and certain hedge funds - redeem their shares immediately, further reducing fund assets (sometimes substantially). Although those redeeming shareholders would likely turn a quick profit, their short-term strategy would be at the expense of long-term shareholders who wish to remain in the Fund and for whom the Fund was designed. At a substantially reduced size, the Fund may become unsustainable because the redemptions would reduce the number of shares over which fixed costs of the Fund are spread and the remaining long-term shareholders would, in any event, likely be forced to bear an increased share of Fund expenses.

The Board has also considered the expenses involved in merging the Fund or converting the Fund to an open-end fund, including the one-time legal, accounting and mailing costs to obtain shareholder approval and, on an ongoing basis, shareholder servicing costs, transfer agency fees to accommodate daily sales and redemptions, the cost to register shares and maintain a current prospectus for an ongoing distribution, as well as initial and ongoing state filing fees. Based on the Fund's size (taking into account only net assets of the common shares as the APS would be redeemed in connection with a conversion to an open-end fund) as of its most recent fiscal year end (November 30, 2007), MFS estimates that the Fund's expense ratio, if it were an open-end fund, would be 0.85%. This represents an estimated increase of 15 basis points over the Fund's actual total expense ratio of 0.70% as of its most recent fiscal year end.

As an open-end fund, your Fund would also have to consider a means to pay brokers for the ongoing distribution of new shares, possibly through a Rule 12b-1 fee. Rule 12b-1 fees are typical features of open-end funds. As an open-end fund, the Fund may also impose a sales "load" that would apply to new purchases of certain share classes of the Fund.


Merger into or Conversion to an Open-End Structure May Negatively Impact Returns and Portfolio Management


As an open-end fund, new investors would generally be able to buy newly issued shares of the Fund every business day and the Fund's managers would need to put that new money to work. During periods of rising interest rates, new money can be used to buy higher-yielding bonds. However, during periods of declining interest rates, that new money may need to be invested in lower-yielding bonds than those currently held by the Fund, which may result in the Fund having lower investment returns than it would have had if it had not been required to make new investments during the period. Imagine, for example, that the Fund held a portfolio of securities with an overall yield (after expenses) of 5%, and market yields fall below 5%. Net new money contributed by investors to the Fund during this period would need to be invested in instruments reflecting the lower yield then prevalent in the market. As a result, the Fund's total return would be lower. This phenomenon, common in open-end bond funds, does not generally impact closed-end funds because closed-end funds do not continuously offer their shares and therefore do not take in significant flows of new money.

Open-ending could adversely affect the Fund in other ways as well. Experience suggests that there are more redemptions in open-end funds near market bottoms, which often are favorable times for a fund's managers to make portfolio investments and not favorable times to sell portfolio securities at depressed prices. Conversely, new money tends to be invested in open-end funds near market peaks, which are generally not favorable times for funds to invest. These factors have a tendency to increase investment volatility. Closed-end funds, like the Fund, on the other hand, are able to maintain their investment strategy during these peaks and troughs without their portfolio managers being forced to invest new money or liquidate portfolio holdings at times when sound investment practice could dictate otherwise and without generating unnecessary portfolio turnover and transaction costs.

Fund Performance and Discount
The Board has closely reviewed the Fund's performance with MFS. MFS has discussed with the Board and implemented changes to the Fund's portfolio management, which MFS believes could result in improved Fund performance and thus could positively affect the discount. In addition, the Board reviews the Fund's discount frequently and has received advice from a third-party consultant regarding the benefits and consequences of certain measures. The Board will continue to closely monitor the Fund's performance, as well as the discount of the Fund's common shares.

                          *    *    *    *    *    *

In sum, your Board recommends you vote "NO" on the Baer proposal, which, if adopted, would permanently deny shareholders the opportunity to benefit from higher returns through the use of leverage in order to address a short-term discount resulting from the extraordinary turmoil in the credit markets. The long-term benefits of a closed end structure for a leveraged municipal bond fund far outweigh the short-term benefit that might result from a merger of the Fund with an open end fund or otherwise open-ending the Fund.


REQUIRED VOTE AND BOARD RECOMMENDATION

Approval of this matter will require the vote of a majority of the outstanding common and preferred shares of the Trust, voting together as a single class.

THE TRUSTEES OF THE TRUST RECOMMEND THAT YOU VOTE AGAINST PROPOSAL 4.


TRUST INFORMATION
This section provides certain information about the Trust, including information about its investment adviser and administrator, independent registered public accounting firm, executive officers and the identity of persons holding more than 5% of the outstanding shares of any class of the Trust.

INVESTMENT ADVISER AND ADMINISTRATOR
The Trust engages as its investment adviser and administrator MFS, a Delaware corporation with offices at 500 Boylston Street, Boston, Massachusetts 02116. MFS is a majority owned subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which is a majority-owned subsidiary of Sun Life Financial (U.S.) Holdings, Inc., 500 Boylston Street, Boston, Massachusetts 02116, which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada--U.S. Operations Holdings, Inc., One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481 ("Sun Life U.S. Operations"). Sun Life U.S. Operations is a wholly-owned subsidiary of Sun Life Financial Corp., 150 King Street West, Toronto, Canada MSH 1J9, which in turn is a wholly-owned subsidiary of Sun Life Financial Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Independent Registered Public Accounting Firm and fiscal year end for the Trust is listed below:

                                     INDEPENDENT REGISTERED
                                             PUBLIC               FISCAL YEAR
             TRUST                      ACCOUNTING FIRM               END
------------------------------------------------------------------------------
MFS California Insured Municipal   Ernst  & Young LLP ("Ernst &
Fund                               Young")                        November 30

Prior to June 30, 2007, the Trust's Independent Registered Public Accounting Firm was PricewaterhouseCoopers ("PWC").

No Independent Registered Public Accounting Firm has a direct or material indirect interest in the Trust.

Representatives of Ernst & Young are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so. Such representatives also are expected to be available to respond to appropriate questions.

The Audit Committee of the Board of Trustees of the Trust issued the following report concerning the financial statements for the Trust's most recent fiscal year.

    The Audit Committee reviewed and discussed the audited financial statements with Trust management. The Audit Committee also discussed with the Auditor the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards). The Audit Committee received the written disclosures and the letter from the Auditor required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with the Auditor its independence.

    Based on this review and the review of other information and these and other discussions, the Audit Committee recommended to the Board of Trustees that the audited financial statements be included in the Trust's annual report to shareholders for the Trust's 2007 fiscal year for filing with the Securities and Exchange Commission.

    Respectfully submitted for MFS California Insured Municipal Fund, by the Audit Committee as of January 22, 2008.

                                        Robert E. Butler
                                        William R. Gutow
                                        J. Dale Sherratt
                                        Laurie J. Thomsen
                                        Robert W. Uek


To the extent required by applicable regulations, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered by the Independent Registered Public Accounting Firm to the Trust and all permissible non-audit services rendered by the Independent Registered Public Accounting Firm to MFS and any entity controlling, controlled by or under common control with MFS that provides ongoing services to a Trust (including MFS Service Center, Inc.) (each, a "MFS Service Affiliate") if the services relate directly to the operations and financial reporting of such Trust. Pre-approval is currently on an engagement-by- engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Schedule A attached hereto includes tables that set forth for each of the Trust's two most recent fiscal years, the fees billed by Ernst & Young and PWC, as applicable, for (a) all audit and non-audit services provided directly to the Trust and (b) those non-audit services provided to MFS Service Affiliates that relate directly to the Trust's operations and financial reporting after June 30, 2007, as well as those non-audited services provided to Columbia Management Advisors, LLC ("Columbia") and to any entity controlling, controlled by or under common control with Columbia that provided ongoing services to the Trust ("Columbia Service Affiliates") prior to June 30, 2007, under the following captions:


      (i) Audit Fees - fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

     (ii) Audit-Related Fees - fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under "Audit Fees", including accounting consultations, agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports, comfort letters and internal control reviews.

    (iii) Tax Fees - fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews.

     (iv) All Other Fees - fees for products and services provided to a Trust by the Independent Registered Public Accounting Firm other than those reported under "Audit Fees", "Audit- Related Fees" and "Tax Fees."


Schedule A attached hereto also sets forth the aggregate fees billed by Ernst & Young and PWC, as applicable for each of the Trust's two most recent fiscal years for non-audit services rendered to the Trust, MFS Service Affiliates and Columbia Service Affiliates.

The Audit Committee has considered whether the provision by Ernst & Young of non-audit services to the MFS Service Affiliates that were not pre-approved by the Audit Committee because such services did not relate directly to the operations and financial reporting of the Trust) was compatible with maintaining the independence of Ernst & Young as the Trust's principal auditor.


EXECUTIVE OFFICERS
The following table provides information about the current executive officers of the Trust including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

                                                                                  PRINCIPAL OCCUPATIONS
                                  POSITION(s) HELD          OFFICER             DURING THE PAST FIVE YEARS
NAME, DATE OF BIRTH                  WITH TRUST              SINCE                  & DIRECTORSHIPS(1)
--------------------------------------------------------------------------------------------------------------

OFFICERS
Robert J. Manning(2)           President               March 2008         Massachusetts Financial
(born 10/20/63)                                                           ServicesCompany, Chief Executive
                                                                          Officer, President, Chief Investment
                                                                          Officer and Director

Maria F. Dwyer(2)              Treasurer               June 2007          Massachusetts Financial Services
(born 12/1/58)                                                            Company, Executive Vice President and
                                                                          Chief Regulatory Officer (since March
                                                                          2004), Chief Compliance Officer (since
                                                                          November 2006); Fidelity Management &
                                                                          Research Company, Vice President
                                                                          (prior to March 2004); Fidelity Group
                                                                          of Funds, President and Treasurer
                                                                          (prior to March 2004)

Christopher R. Bohane(2)       Assistant Secretary     June 2007          Massachusetts Financial Services
(born 01/18/74)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since April 2003);
                                                                          Kirkpatrick & Lockhart LLP (law firm),
                                                                          Associate (prior to April 2003);

Ethan D. Corey(2)              Assistant Secretary     June 2007          Massachusetts Financial Services
(born 11/21/63)                and Assistant Clerk                        Company, Special Counsel (since
                                                                          December 2004); Dechert LLP (law
                                                                          firm), Counsel (prior to December
                                                                          2004)

David L. DiLorenzo(2)          Assistant Treasurer     June 2007          Massachusetts Financial Services
(born 08/10/68)                                                           Company, Vice President (since June
                                                                          2005); JP Morgan Investor Services,
                                                                          Vice President (prior to June 2005)

Timothy M. Fagan(2)            Assistant Secretary     October 2007       Massachusetts Financial Services
(born 07/10/68)                and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since September 2005); John
                                                                          Hancock Advisers, LLC, Vice President
                                                                          and Chief Compliance Officer
                                                                          (September 2004 to August 2005),
                                                                          Senior Attorney (prior to September
                                                                          2004); John Hancock Group of Funds,
                                                                          Vice President and Chief Compliance
                                                                          Officer (September 2004 to December
                                                                          2004)

Mark D. Fischer(2)             Assistant Treasurer     June 2007          Massachusetts Financial Services
(born 10/27/70)                                                           Company, Vice President (since May
                                                                          2005); JP Morgan Investment Management
                                                                          Company, Vice President (prior to May
                                                                          2005)

Brian E. Langenfeld(2)         Assistant Secretary     June 2007          Massachusetts Financial Services
(born 03/7/73)                 and Assistant Clerk                        Company, Vice President (since May
                                                                          2006); John Hancock Advisers, LLC,
                                                                          Assistant, Vice President and Counsel
                                                                          (May 2005 to April 2006); John Hancock
                                                                          Advisers, LLC, Attorney and Assistant
                                                                          Secretary (prior to May 2005)

Ellen Moynihan(2)              Assistant Treasurer     June 2007          Massachusetts Financial Services
(born 11/13/57)                                                           Company, Senior Vice President

Susan S. Newton(2)             Assistant Secretary     June 2007          Massachusetts Financial Services
(born 03/7/50)                 and Assistant Clerk                        Company, Senior Vice President and
                                                                          Associate General Counsel (since April
                                                                          2005); John Hancock Advisers, LLC,
                                                                          Senior Vice President, Secretary and
                                                                          Chief Legal Officer (prior to April
                                                                          2005); John Hancock Group of Funds,
                                                                          Senior Vice President, Secretary and
                                                                          Chief Legal Officer (prior to April
                                                                          2005)

Susan A. Pereira(2)            Assistant Secretary     June 2007          Massachusetts Financial Services
(born 11/5/70)                 and Assistant Clerk                        Company, Vice President and Senior
                                                                          Counsel (since June 2004); Bingham
                                                                          McCutchen LLP (law firm), Associate
                                                                          (prior to June 2004)

Mark N. Polebaum(2)            Secretary and Clerk     June 2007          Massachusetts Financial Services
(born 05/01/52)                                                           Company, Executive Vice President,
                                                                          General Counsel and Secretary (since
                                                                          January 2006); Wilmer Cutler Pickering
                                                                          Hale and Dorr LLP (law firm), Partner
                                                                          (prior to January 2006)

Frank L. Tarantino             Independent Chief       June 2007          Tarantino LLC (provider of compliance
(born 03/07/44)                Compliance Officer                         services), Principal (since June
                                                                          2004); CRA Business Strategies Group
                                                                          (consulting services), Executive Vice
                                                                          President (April 2003 to June 2004);
                                                                          David L. Babson & Co. (investment
                                                                          adviser), Managing Director, Chief
                                                                          Administrative Officer and Director
                                                                          (prior to March 2003)

Richard S. Weitzel(2)          Assistant Secretary     October 2007       Massachusetts Financial Services
(born 07/16/70)                and Assistant Clerk                        Company, Vice President and Assistant
                                                                          General Counsel (since 2007); Vice
                                                                          President and Senior Counsel (since
                                                                          May 2004); Massachusetts Department of
                                                                          Business and Technology, General
                                                                          Counsel (February 2003 to April 2004);
                                                                          Massachusetts Office of the Attorney
                                                                          General, Assistant Attorney General
                                                                          (April 2001 to February 2003)

James O. Yost(2)               Assistant Treasurer     June 2007          Massachusetts Financial Services
(born 06/12/60)                                                           Company, Senior Vice President

------------
(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
(2) "Interested person" of the Trust within the meaning of the 1940 Act, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust's officers hold comparable positions with the 98 funds in the MFS Family of Funds as of December 31, 2007, and with certain affiliates of MFS. The address of each officer is MFS, 500 Boylston Street, Boston, Massachusetts 02116.

INTERESTS OF CERTAIN PERSONS
Schedule B attached hereto sets forth, as of August 4, 2008, to the best knowledge of the Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of the Trust.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Trustees, directors and certain officers of the Trust and MFS, and persons who own more than ten percent of any class of a Trust's shares, to file reports of ownership and changes in ownership with the SEC and the American Stock Exchange. Such persons are required by SEC regulation to furnish each Trust with copies of all
Section 16(a) forms they file in relation to that Trust.

Based solely on a review of the copies of Forms 3, 4 and 5 and amendments thereto furnished to the Trust with respect to its most recent fiscal year for Trustees, directors and certain officers of the MFS and greater than ten percent beneficial owners, the Trust believes all Section 16(a) transactions were reported on a timely basis. No individuals reported any transactions.


LITIGATION
Since December 2003, MFS, MFS Fund Distributors, Inc., MFS Service Center, Inc., Sun Life Financial Inc., various MFS funds, certain current and/or former Trustees of these MFS funds, and certain officers of MFS have been named as defendants in multiple lawsuits filed in federal and state courts. The various lawsuits that are still pending generally allege that some or all of the defendants permitted or acquiesced in market timing and/or late trading in some of the MFS funds, and inadequately disclosed MFS' internal policies concerning market timing and such matters. The pending lawsuits assert that some or all of the defendants violated the federal securities laws, including the Securities Act of 1933 and the Securities Exchange Act of 1934, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as well as fiduciary duties and other violations of common law. The pending lawsuits variously have been commenced as class actions or individual actions on behalf of investors who purchased, held or redeemed shares of the MFS funds during specified periods, or as derivative actions on behalf of the MFS funds.

The lawsuits relating to market timing and related matters have been transferred to, and consolidated before, the United States District Court for the District of Maryland, as part of a multi-district litigation of market timing and related claims involving several other fund complexes (In re Mutual Funds Investment Litigation (Alger, Columbia, Janus, MFS, One Group, Putnam, Allianz Dresdner), No. 1:04-md-15863 (transfer began March 19, 2004)). The pending market timing cases related to the MFS funds include Riggs v. MFS et al., Case No. 04-CV-01162-JFM (consolidated class action complaint filed September 30, 2004), Hammerslough v. MFS et al., Case No. 04-MD-01620 (consolidated derivative complaint filed September 30, 2004), and Reaves v. MFS Series Trust I, et al., Case No. 1:05-CV-02220-JFM (complaint related to Class B shares filed March 21, 2005). The plaintiffs in these consolidated lawsuits generally seek injunctive relief including removal of the named Trustees, adviser and distributor, rescission of contracts and 12b-1 Plans, disgorgement of fees and profits, monetary damages, punitive damages, attorney's fees and costs and other equitable and declaratory relief. Insofar as any of the actions is appropriately brought derivatively on behalf of any of the MFS funds, any recovery will inure to the benefit of the MFS funds. Several claims of the various lawsuits have been dismissed; MFS and other named defendants continue to defend the various lawsuits.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

MANNER OF VOTING PROXIES

All proxies received by management will be voted on all matters presented at the Meeting, and if not limited to the contrary, will be voted FOR the election of J. Atwood Ives, William R. Gutow, Michael Hegarty, Laurie J. Thomsen and Robert W. Uek as Trustees of the Trust (if still available for election), FOR Proposals 2 and 3, and AGAINST Proposal 4.

All proxies received, including proxies that reflect (i) broker non-votes (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or the persons entitled to vote, and
(b) the broker or nominee does not have discretionary voting power on a particular matter), (ii) abstentions or (iii) in the case of Proposal 1, the withholding of authority to vote for a nominee for election as Trustee, will be counted as shares that are present on a particular matter for purposes of determining the presence of a quorum for that matter. Thirty percent (30%) of the Trust's outstanding shares entitled to vote at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Mr. Ives and Ms. Thomsen as Trustees and all other matters in which preferred shares vote as a separate class, thirty percent (30%) of the Trust's outstanding preferred shares entitled to vote at the Meeting that are present in person or represented by proxy constitutes a quorum. With respect to the election of Trustees, neither broker non-votes nor abstentions nor withholding authority to vote have any effect on the outcome of the voting. With respect to Proposals 2, 3 and 4, broker non-votes, absentions and withholding authority to vote will each have the effect of voting AGAINST each such proposal.


Each shareholder of the Trust is entitled to one vote for each share of the Trust that such shareholder owns at the close of business on August 4, 2008, on each matter on which the shareholder is entitled to vote. Each fractional share is entitled to a proportionate fractional vote.

The Trust will reimburse the record holders of its shares for their reasonable expenses incurred in sending proxy material to and obtaining voting instructions from beneficial owners.

The Trust knows of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any nominee is not available for election or if any other matters properly come before the Meeting, it is the Trust's intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

INSTRUCTIONS FOR VOTING PROXIES
The giving of a proxy will not affect a shareholder's right to vote in person should the shareholder decide to attend the Meeting. To vote by mail, please mark, sign, date and return the enclosed proxy card following the instructions printed on the card. Please refer to your proxy card for instructions for voting by telephone or internet.

SUBMISSION OF PROPOSALS
Proposals of shareholders which are intended to be presented at the 2009 Annual Meeting of Shareholders must be received by the Trust on or prior to April 23, 2009. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws.

A shareholder who wishes to make a proposal at the 2009 Annual Meeting of Shareholders without including the proposal in the Trust's proxy statement must ensure that the proposal is received by the Trust in good order and in compliance with all applicable legal requirements and requirements set forth in the Trust's By-Laws and Declaration of Trust by May 1, 2009 at the Trust's principal office at 500 Boylston Street, Boston, Massachusetts 02116. The persons named as proxies for the 2008 Annual Meeting of Shareholders will have discretionary authority to vote on all matters presented at the meeting consistent with the SEC's proxy rules.

ADJOURNMENT
In the absence of a quorum at the Meeting, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting after the date set forth for the original Meeting, with no other notice than announcement at the Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal. Any adjournment(s) with respect to a proposal will require the affirmative vote of a majority of the Shares of the Fund entitled to vote thereon present in person or represented by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal in question. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and, if so, such action will be final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

ADDITIONAL INFORMATION
The expense of the preparation, printing and mailing of the enclosed form of proxy, the Notice and this Proxy Statement, and any tabulation costs, will be borne by the Trust.

Only one copy of this Proxy Statement may be mailed to a household, even if more than one person in a household is a Trust shareholder of record, unless the Trust has received contrary instructions from one or more of the shareholders in such household. If you need additional copies of this Proxy Statement and you are the holder of record of your shares, please contact Altman at 1-866-207-3648. If your shares are held in broker street name please contact your financial intermediary to obtain additional copies of this Proxy Statement. If in the future you do not want the mailing of proxy statements to be combined with those for other members of your household or if you are receiving multiple copies of this Proxy Statement and do want the mailings to be combined with those for other members of your household, contact Computershare, in writing, at 250 Royall Street, Canton, Massachusetts, 02021, or by telephone at 1-800-637-2304, or contact your financial intermediary.

              IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

August 21, 2008                        MFS(R) CALIFORNIA INSURED MUNICIPAL FUND

                                                                    SCHEDULE A

              INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES


Prior to June 30, 2007, the previous board of trustees had appointed PricewaterhouseCoopers ("PWC") to serve as independent accountants to the Trust. The tables below set forth the audit fees billed to the Trust, as well as fees for non-audit services provided to the Trust and/or to the Trust's former investment adviser, Columbia Management Advisors, LLC ("Columbia"), and to any entity controlling, controlled by, or under common control with Columbia that provided ongoing services to the Trust ("Columbia Service Affiliates"). On June 30, 2007, the current Board of Trustees appointed Ernst & Young, LLP ("Ernst & Young") to serve as independent accountants to the Trust. The tables below set forth the audit fees billed to the Trust, as well as fees for non-audit services provided to the Trust and/or to MFS from June 30, 2007, and to any entity either controlling, controlled by, or under common control with MFS that provides ongoing services to the Trust ("MFS Service Affiliate").


For the Trust's last two fiscal years, fees billed by the Trust's Independent Registered Public Accounting Firm for services provided directly to the Trust:

                                              INDEPENDENT
                                               REGISTERED                                       AUDIT RELATED
                                                 PUBLIC               AUDIT FEES                     FEES
                                               ACCOUNTING     ---------------------------  ----------------------
TRUST                                             FIRM             2007          2006         2007         2006
-----------------------------------------------------------------------------------------------------------------
MFS California Insured Municipal Fund        Ernst & Young       $45,200         N/A            0           N/A
                                                  PWC              N/A         $26,900       $5,600       $13,730

                                              INDEPENDENT
                                               REGISTERED
                                                 PUBLIC                TAX FEES                 ALL OTHER FEES
                                               ACCOUNTING     ---------------------------  ----------------------
TRUST                                             FIRM            2007           2006         2007         2006
-----------------------------------------------------------------------------------------------------------------
MFS California Insured Municipal Fund        Ernst & Young       $8,550          N/A            0           N/A
                                                  PWC            $3,500         $4,104          0            0

         For the Trust's last two fiscal years, fees billed by the Trust's Independent Registered Public Accounting
Firm for services provided to Columbia Service Affiliates or MFS Service Affiliates that relate directly to the
Trust's operations and financial reporting:

                            INDEPENDENT
                             REGISTERED           AUDIT RELATED
                               PUBLIC                FEES(1)                TAX FEES(1)        ALL OTHER FEES(1)
                             ACCOUNTING    -------------------------    ------------------  ----------------------
TRUST                           FIRM        2007           2006        2007       2006        2007        2006
------------------------------------------------------------------------------------------------------------------
MFS California Insured     Ernst & Young      0             N/A          0         N/A         0          N/A
  Municipal Fund                PWC           0              0           0          0       $357,970    $505,490


----------
(1) This amount reflects the fees billed to MFS Service Affiliates or Columbia Service Affiliates for non-audit services relating directly to the operations and financial reporting of the Trust (portions of which services also related to the operations and financial reporting of all funds within the MFS or Columbia Funds complex).


         For the Trust's last two fiscal years, no fees were billed by any Independent Registered Public Accounting
Firm that would be disclosed under the caption "All Other Fees" to any Trust.

         During the periods indicated in the tables above, no services described under "Audit-Related Fees," "Tax
Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of
Rule 2-01 of Regulation S-X.


         Aggregate fees billed by each Independent Registered Public Accounting Firm, for each of the Trust's two most recent fiscal years, for non-audit services rendered to the Trust and MFS Service Affiliates or Columbia
Service Affiliates:


                                                      INDEPENDENT REGISTERED
TRUST                                                 PUBLIC ACCOUNTING FIRM              2007              2006
------------------------------------------------------------------------------------------------------------------
MFS California Insured Municipal Fund                 Ernst & Young                     $123,959               N/A
                                                      PWC                               $367,070          $523,324

                                                                     SCHEDULE B

                         INTERESTS OF CERTAIN PERSONS

         As of August 4, 2008, to the best knowledge of the Trust, the shareholders who beneficially owned more than 5% of the outstanding shares of any class of such Trust are as follows:


                                                                                              NUMBER OF         PERCENT OF
                                                                                             OUTSTANDING       OUTSTANDING
                                                                                                SHARES          SHARES OF
                                             NAME AND ADDRESS          TITLE OF              BENEFICIALLY      NOTED CLASS
TRUST                                       OF BENEFICIAL OWNER         CLASS                   OWNED             OWNED
--------------------------------------------------------------------------------------------------------------------------
MFS California Insured               Cede & Co.                         Common                 2,725,931          98.03%
  Municipal Fund                     PO Box 20
                                     Bowling Green Station
                                     New York, NY

                                     Oppenheimer & Co.                  Preferred                    561          57.36%
                                     125 Broad Street, 15th Floor
                                     New York, NY 10013

                                     Citigroup Global Markets Inc.      Preferred                    320          32.72%
                                     390 Greenwich St, 5th Floor
                                     New York, NY 10013

                                     Morgan Stanley GWM                 Preferred                     82           8.38%
                                     1221 Avenue of the Americas
                                     27th Floor
                                     New York, NY 10020


                                                                    SCHEDULE C

                             AMENDED AND RESTATED
                             DECLARATION OF TRUST

                                      OF

                           ------------------------

                         DATED AS OF ----------, 2008

                              TABLE OF CONTENTS

                                                                           PAGE
ARTICLE I -- Name and Definitions                                             1
    Section 1.1    Name                                                       1
    Section 1.2    Definitions                                                1

ARTICLE II -- Trustees                                                        3
    Section 2.1    Number of Trustees                                         3
    Section 2.2    Term of Office of Trustees                                 3
    Section 2.3    Resignation and Appointment of Trustees                    4
    Section 2.4    Vacancies                                                  4
    Section 2.5    Delegation of Power to Other Trustees                      5

ARTICLE III -- Powers of Trustees                                             5
    Section 3.1    General                                                    5
    Section 3.2    Investments                                                5
    Section 3.3    Legal Title                                                6
    Section 3.4    Issuance and Repurchase of Securities                      6
    Section 3.5    Borrowing Money; Lending Trust Property                    7
    Section 3.6    Delegation                                                 7
    Section 3.7    Collection and Payment                                     7
    Section 3.8    Expenses                                                   7
    Section 3.9    Manner of Acting; By-Laws                                  7
    Section 3.10     Miscellaneous Powers                                     7

ARTICLE IV -- Investment Adviser, Distributor, Custodian and
              Transfer Agent                                                  8
    Section 4.1    Investment Adviser                                         8
    Section 4.2    Distributor                                                8
    Section 4.3    Custodian                                                  9
    Section 4.4    Transfer Agent                                             9
    Section 4.5    Parties to Contract                                        9

ARTICLE V -- Limitations of Liability of Shareholders, Trustees
             and Others                                                       9
    Section 5.1    No Personal Liability of Shareholders                      9
    Section 5.2    Limitation of Liability of Trustees and Others            10
    Section 5.3    Mandatory Indemnification                                 10
    Section 5.4    No Bond Required                                          12
    Section 5.5    No Duty of Investigation; Notice in
                   Trust Instruments                                         12
    Section 5.6    Good Faith Action; Reliance on Experts                    12
    Section 5.7    Derivative Actions                                        13

ARTICLE VI -- Shares of Beneficial Interest                                  13
    Section 6.1    Beneficial Interest                                       13
    Section 6.2    Rights of Shareholders                                    14
    Section 6.3    Trust Only                                                14
    Section 6.4    Issuance of Shares                                        14
    Section 6.5    Register of Shares                                        15
    Section 6.6    Transfer of Shares                                        15
    Section 6.7    Notices                                                   15
    Section 6.8    Voting Powers                                             15

ARTICLE VII -- Determination of Net Asset Value, Net Income
               and Distributions                                             17

ARTICLE VIII -- Duration; Termination of Trust; Amendment;
                Mergers, etc.                                                17
    Section 8.1    Duration                                                  17
    Section 8.2    Termination of Trust                                      17
    Section 8.3    Amendment Procedure                                       18
    Section 8.4    Merger, Consolidation and Sale of Assets                  19
    Section 8.5    Incorporation, Reorganization                             19
    Section 8.6    Conversion                                                20
    Section 8.7    Certain Transactions                                      20

ARTICLE IX -- Miscellaneous                                                  21
    Section 9.1    Filing                                                    21
    Section 9.2    Governing Law                                             21
    Section 9.3    Principal Office                                          22
    Section 9.4    Counterparts                                              22
    Section 9.5    Reliance by Third Parties                                 22
    Section 9.6    Provisions in Conflict with Law or Regulations            22

Signature Page                                                               23

                             AMENDED AND RESTATED
                             DECLARATION OF TRUST

                                      OF

                             --------------------

                            Dated as of     , 2008

         WHEREAS, was established pursuant to a Declaration of Trust dated , as amended (the "Original Declaration"), for the investment and reinvestment of funds contributed thereto;

         WHEREAS, the Trustees desire that the beneficial interest in the Trust assets continue to be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series or classes, as hereinafter provided;

         WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;

         NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows.

                                  ARTICLE I

                             NAME AND DEFINITIONS

         Section 1.1. Name. The name of the Trust is .

         Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

         (a) "Advisory Trustee" means any person, which may include a former Trustee, appointed by resolution of the Trustees to serve the Board in an advisory capacity, for such period and in accordance with such terms and conditions as are determined by the Trustees. An Advisory Trustee shall serve at the pleasure of the Trustees and may be removed by the Trustees at any time and for any reason, with or without cause, and may resign at any time by an instrument in writing signed by that Advisory Trustee and delivered to the Trust. Advisory Trustees, in their capacity as such, are not Trustees or officers of the Trust for any purpose and shall have no legal, voting or other powers or obligations of Trustees or officers hereunder, and shall not perform the functions of the Trustees or officers in any manner.

         (b) "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

         (c) "Class" and "Class of Shares" refer to the division of Shares into two or more classes as provided in Section 6.1 hereof.

         (d) "Commission" has the meaning given that term in the 1940 Act.

         (e) "Declaration" means this Amended and Restated Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

         (f) "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

         (g) "Interested Person" has the meaning given that term in the 1940
Act.

         (h) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

         (i) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular Class or Series thereof, as the context may require.

         (j) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any Class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

         (k) "Person" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

         (l) "Series" and "Series of Shares" refer to the division of Shares representing any Class into two or more Series as provided in Section 6.1 hereof.

         (m) "Shareholder" means a record owner of outstanding Shares.

         (n) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular Class or Series of Shares established by the Trustees pursuant to Section 6.1 hereof, transferable units into which such Class or Series of Shares shall be divided from time to time in accordance with the terms hereof. The term "Shares" includes fractions of Shares as well as whole Shares.

         (o) "Statement" means a certificate signed by any officer of the Trust setting forth the resolution or resolutions providing for the issuance of a Class or Classes of Shares and any Series thereof, as described in Section 6.1 hereof.

         (p) "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section 4.4 hereof.

         (q) "Trust" means the trust hereunder.

         (r) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

         (s) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder. For the avoidance of any doubt, an "Advisory Trustee" as defined in Section 1.2(a) is not a Trustee for any purpose hereunder.

                                  ARTICLE II

                                   TRUSTEES

         Section 2.1. Number of Trustees. Subject to the voting powers of one or more Classes or Series of Shares as set forth in the Declaration, and in the By-Laws or in any Statement, the number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term unless the Trustee is specifically removed pursuant to Section 2.2 hereof at the time of the decrease.

         Section 2.2. Term of Office of Trustees. The Board of Trustees shall be divided into three classes. Within the limits above specified, the number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following January 1, 2008. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof. The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 hereof; provided, however, if so provided in the By-Laws or in any Statement relating to a Class or Classes of Shares and any Series thereof designated by the Trustees pursuant to Section 6.1 hereof, such Class or Classes of Shares, voting as a Class at an annual meeting of the Shareholders or special meeting in lieu thereof called for such purpose, may elect at least two (2) Trustees at all times, and, provided, further, that under the conditions enumerated in such By-Laws or Statement, such Class or Classes of Shares voting as a Class shall be entitled to elect at least a majority of the Trustees pursuant to the designations and powers, preferences and rights and the qualifications, limitations and restrictions of such Class or Classes of Shares as determined in accordance with the By-Laws or the Statement relating to such Class or Classes of Shares.

         Each Trustee shall hold office until the earlier of his or her death or the election and qualification of his or her successor; except that:

         (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;

         (b) any Trustee may be removed at any time, with or without cause, by written instrument signed by at least three-quarters of the Trustees, specifying the date when such removal shall become effective;

         (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two- thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and

         (d) subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration, and in the By-Laws or in any Statement, a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the outstanding Shares of the Classes or Series entitled to vote for the election of such Trustee.

Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

         Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

         Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, a majority of the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to the voting power of one or more Classes or Series of Shares as set forth in this Declaration, and in the By-Laws or in any Statement, and is subject to all applicable provisions of the 1940 Act.

         Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other

Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

         Section 2.5. Delegation of Power to Other Trustees. Subject to requirements imposed by the 1940 Act and other applicable law, any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.

                                 ARTICLE III

                              POWERS OF TRUSTEES

         Section 3.1. General. Subject to the provisions of the Declaration, the Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

         The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

         Section 3.2. Investments. (a) The Trustees shall have the power:

                  (i) to conduct, operate and carry on the business of an investment company;

                  (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non- negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

                           (A) states, territories and possessions of the
                  United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

                           (B) the U.S. Government, any foreign government, or
                  any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,

                           (C) any international instrumentality,

                           (D) any bank or savings institution, or by

                           (E) any corporation or organization organized under
                  the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

         (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

         (b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

         (c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

         Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

         Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII and VIII hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise.

         Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

         Section 3.6. Delegation. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any Investment Adviser, Distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

         Section 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

         Section 3.8. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees, Trustees and Advisory Trustees.

         Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of two-thirds of the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent permitted therein at any time.

         Section 3.10. Miscellaneous Powers. Without limiting the foregoing, the Trustees shall have the power to:

         (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

         (b) enter into joint ventures, partnerships and any other combinations or associations;

         (c) elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

         (d) purchase, and pay for out of Trust Property, such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any administrator, Trustees, Advisory Trustees, officers, employees, agents, any Investment Adviser, any Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

         (e) establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

         (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including any Investment Adviser, administrator, custodian, Distributor, Transfer Agent, shareholder servicing agent and any dealer, to such extent as the Trustees shall determine;

         (g) guarantee indebtedness or contractual obligations of others;

         (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and

         (i) adopt a seal for the Trust, provided that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                                  ARTICLE IV

                       INVESTMENT ADVISER, DISTRIBUTOR,
                         CUSTODIAN AND TRANSFER AGENT

         Section 4.1. Investment Adviser. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

         Section 4.2. Distributor. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares of one or more Classes, whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements or agency agreements with securities dealers or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

         Section 4.3. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

         Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws. Such services may be provided by one or more Persons.

         Section 4.5. Parties to Contract. Any contract of the character described in any Section of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2, 4.3 and 4.4 above, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this
Section 4.5.

                                  ARTICLE V

                  LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                             TRUSTEES AND OTHERS

         Section 5.1. No Personal Liability of Shareholders. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

         Section 5.2. Limitation of Liability of Trustees and Others. (a) No Trustee, Advisory Trustee, officer or employee or agent of the Trust shall be subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, and no Trustee or Advisory Trustee shall be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Trust or for the act or omission of any other Trustee or Advisory Trustee. For the sake of clarification and without limiting the foregoing, the appointment, designation or identification of a Trustee as the Chair of the Trustees, the lead or assistant lead independent Trustee, a member or Chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert) or any other special appointment, designation or identification given to a Trustee, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or (y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. Notwithstanding anything to the contrary in this
Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Advisory Trustee, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

         (b) All persons extending credit to, contracting with or having claim against the Trust shall look solely to the assets of the Trust for payment under such credit, contract or claim; and neither any Trustee or Advisory Trustee, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

         Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

         (i) every person who is or has been a Trustee, Advisory Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee, Advisory Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

         (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered
Person:

         (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

         (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

         (iii) in the event of a settlement involving a payment by a Trustee, Advisory Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                  (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

                  (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

         (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

         (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

         Section 5.4. No Bond Required. No Trustee, Advisory Trustee or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

         Section 5.5. No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, shareholder servicing agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, Advisory Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

         Section 5.6. Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, custodian, any shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

         Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Class of Shares thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or Class of Shares thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

         Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any Class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any Class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                  ARTICLE VI

                        SHARES OF BENEFICIAL INTEREST

         Section 6.1. Beneficial Interest. The Trustees may, without Shareholder approval, authorize one or more Classes of Shares with or without par value (which Classes may be divided into two or more Series), Shares of each such Class or Series having such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine.

As of the date of the Amended and Restated Declaration, the Shares shall be divided into [two][three] Classes of Shares, a Class of an unlimited number of common shares of beneficial interest, without par value (the "Common Shares") and [a Class][two Classes] of an unlimited number of preferred shares of beneficial interest, without par value (the "Preferred Shares").

The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Common Shares are as follows and as set forth elsewhere in this Declaration.

         (a) Subject to the rights of the holders of the Preferred Shares, if any, in the event of the termination of the Trust the holders of the Common Shares shall be entitled to receive pro rata the net distributable assets of the Trust.

         (b) The holders of the Common Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Common Shares or securities of the Trust which it may hereafter issue or sell, other than such right, if any, as the Trustees in their discretion may determine.

         (c) Subject to the rights of the holders of the Preferred Shares, if any, dividends or other distributions, when, as and if declared by the Trustees, shall be shared equally by the holders of Common Shares on a share for share basis. The Trustees may direct that any dividends or other distributions or any portion thereof as declared and distributed shall be paid in cash to the holder, or, alternatively, may direct that any such dividends be reinvested in full and fractional Shares of the Trust if such holder elects to have them reinvested.

         (d) The Trustees may hold as treasury shares (of the same or some other Series), reissue for such consideration and on such terms as they may determine, or cancel any Common Shares of any Series reacquired by the Trust at their discretion from time to time. Shares shall not entitle the Shareholder to any title in or to the whole or any part of the Trust. The designations and powers, preferences and rights, and the qualifications, limitations and restrictions of the Preferred Shares, if any, shall be as set forth in the By-Laws or the Statement relating to the Preferred Shares.

All Shares issued hereunder including, without limitations, Shares issued in connection with a dividend in Shares, or a split of Shares, shall be fully paid and non-assessable.

         Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any Class or Series of Shares. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

         Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

         Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares, including the Shares of any Class, into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property. Contributions to the Trust may be accepted for whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

         Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares, including Shares of any Class or Series, and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the By-Laws, until the Shareholder has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

         Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by the record holder's agent thereunto authorized in writing, upon delivery to the Trustees or, if there is a Transfer Agent with respect to such Shares, the Transfer Agent of a duly executed instrument of transfer together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

         Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

         Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given
(i) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

         Section 6.8. Voting Powers. Subject to the voting power of one or more Classes or Series of Shares as set forth in the Declaration, and in the By-Laws or in any Statement, Shareholders shall have power to vote only (i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust or any Class to the extent and as provided in Section 8.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 8.3 hereof, (v) with respect to any merger, consolidation, or sale of assets to the extent and as provided in Sections 8.4 and 8.7 hereof, (vi) with respect to any conversion of the Trust to an "open-end company" to the extent and as provided in Section 8.6 hereof,
(vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws, any Statement, or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

         A Shareholder shall be entitled to one vote for each Share owned by such Shareholder on each matter on which such Shareholder is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except as otherwise provided in the By-Laws or any Statement. Shares held in the treasury of the Trust shall not be voted.

         Except when a larger vote is required by applicable law or by any provision of the Declaration, the By-Laws, or a Statement, if any, Shares representing a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that where any provision of law, the Declaration, the By-Laws, or a Statement requires that holders of any Class or Series shall vote as a class, then Shares representing a majority of the Shares of that Class or Series voted on the matter (or a plurality with respect to the election of a Trustee) shall decide that matter insofar as that Class or Series is concerned, and provided further, that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.

         Notwithstanding any provision hereof to the contrary but subject to the By-Laws or any Statement relating to Preferred Shares on any matter submitted to a vote of the Shareholders of the Trust, all Shares of the Trust then entitled to vote shall be voted in the aggregate as a single Class, except that (i) when required by the 1940 Act to be voted by individual Class or Series, Shares shall not be voted in the aggregate, and (ii) when the Trustees have determined that a matter affects only the interests of Shareholders of particular Classes or Series of Shares, only Shareholders of such Class or Series of Shares, as applicable, shall be entitled to vote thereon.

         There shall be no cumulative voting in the election of Trustees. Until Shares of a particular Class or Series are issued and during any period when no Shares of a particular Class or Series are outstanding, the Trustees may exercise all rights of Shareholders of such Class or Series and may take any action required by law, the Declaration, the By-Laws or any Statement to be taken by Shareholders as to such Class or Series. The By-Laws or any Statement may include further provisions for Shareholder votes and meetings and related matters.

                                 ARTICLE VII

                      DETERMINATION OF NET ASSET VALUE,
                         NET INCOME AND DISTRIBUTIONS

         The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws, in any Statement, or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares, including any Class or Series of Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

                                 ARTICLE VIII

                       DURATION; TERMINATION OF TRUST;
                           AMENDMENT; MERGERS, ETC.

         Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

         Section 8.2. Termination of Trust. (a) Subject to the voting powers of one or more Classes or Series of Shares as set forth in this Declaration, and in the By-Laws or in any Statement, the Trust may be terminated at any time (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or (ii) by the Trustees by written notice to the Shareholders. Any Class of the Trust may be terminated at any time (i) by the affirmative vote of the holders of not less than two-thirds of the Shares of that Class outstanding and entitled to vote at any meeting of Shareholders, or (ii) by the Trustees by written notice to the Shareholders of that Class. Upon the termination of the Trust:

         (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

         (ii) The Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; and

         (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust according to their respective rights and as required or permitted by the preferences and special or relative rights and privileges of any Class or Series of Shares.

         The foregoing provisions shall also apply, with appropriate modifications as determined by the Trustees, to the termination of any Class.

         (b) After termination of the Trust or Class and distribution to the Shareholders of the Trust or Class as herein provided, a majority of the Trustees shall execute and lodge among the records of the

Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or Class, and the rights and interests of all Shareholders of the Trust or Class shall thereupon cease.

         Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to designate or redesignate Classes or Series, to change the name or principal office of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in
Section 6.8; (ii) any amendment to Section 8.3(a) or (b); (iii) any amendment as may be required by law, by the Trust's registration statement, by the By-Laws, or by any Statement to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Except to the extent a higher vote is required by the By-Laws or any Statement, or as otherwise provided in
Section 8.3(c), any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust.

         Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular Classes of Shares, then only Shareholders of such Classes shall be entitled to vote thereon, and no vote of Shareholders of any other Classes shall be required.

         (b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, Advisory Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to
Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

         (c) No amendment may be made which shall amend, alter, change or repeal any of the provisions of Section 2.2, Section 8.2, this Section 8.3(c),
Section 8.4, Section 8.6 and Section 8.7 unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

         (d) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

         (e) Notwithstanding any other provision hereof, until such time as Shares of a particular Class are first issued the Declaration may be terminated or amended in any respect as to that Class, and as to any Class in which Shares are not outstanding, by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

         Section 8.4. Merger, Consolidation and Sale of Assets. Subject to applicable law and except as otherwise provided in Section 8.5 hereof, the Trust or any Class thereof may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated to a particular Class of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two- thirds of the Shares outstanding and entitled to vote of all Classes of the Trust voting as a single class if the entire Trust is merging, consolidating or disposing of assets, or by the affirmative vote of the holders of not less than two-thirds of the Shares of a Class if only that Class is merging consolidating or disposing of assets, or (b) by the written consent, without a meeting, of the holders of not less than two-thirds of such Shares or of the Shares of the particular Class as described above, provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares of the Trust outstanding and entitled to vote or of the Shares of the particular Class as described above, shall be sufficient authorization. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any recapitalization or reclassification of any Class, for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares of one or more Classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

         Section 8.5. Incorporation, Reorganization. The Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust (or series or class of a trust), unit investment trust, partnership, limited liability company, association or other organization to acquire all or a portion of the Trust Property (or all or a portion of the Trust Property allocated to a particular Class) or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer such Trust Property to any such corporation, trust (or series or class of a trust), partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class of a trust), partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 8.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

         Section 8.6. Conversion. Notwithstanding any other provision of this Declaration, the conversion of the Trust from a "closed-end company" to an "open-end company," as those terms are defined in the 1940 Act, shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares of each Class outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

         Section 8.7. Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph
(c) of this Section shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the Shareholders otherwise required by law or by the terms of any Class or Series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

         (b) The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, person or other entity beneficially owns directly,
(a) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on December 1, 1986, and
(b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

         (c) This Section shall apply to the following transactions:

         (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

         (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash;

         (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period);

         (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

         (d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if the Board of Trustees of the Trust shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

         (e) The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust, whether (i) a corporation, person or entity beneficially owns more than five percent (5%) of the outstanding Shares, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof, constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

                                  ARTICLE IX

                                MISCELLANEOUS

         Section 9.1. Filing. The Declaration and any subsequent amendment hereto and any Statement shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by an officer or Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some other time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

         Section 9.2. Governing Law. The Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.

         Section 9.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.

         Section 9.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

         Section 9.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be an officer or Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of the Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

         Section 9.6. Provisions in Conflict with Law or Regulations.

         (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

         (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

         IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first written above.


-----------------------------                -----------------------------
Robert E. Butler                             Robert J. Manning
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
Lawrence H. Cohn                             Lawrence T. Perera
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
David H. Gunning                             Robert C. Pozen
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
William R. Gutow                             J. Dale Sherratt
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
Michael Hegarty                              Laurie J. Thomsen
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


-----------------------------                -----------------------------
J. Atwood Ives                               Robert W. Uek
c/o MFS Investment Management                c/o MFS Investment Management
500 Boylston Street                          500 Boylston Street
Boston, MA 02116                             Boston, MA 02116


                                                                                                                   SCHEDULE D

                                           COMPARISON OF MATERIAL TERMS OF CURRENT
                                         DECLARATION AND FORM OF REVISED DECLARATION

                                          REVISED DECLARATION                               CURRENT DECLARATION
                              ----------------------------------------------------------------------------------------------
Shareholder                   The Trust shall indemnify and hold each           A shareholder or former shareholder held to
Liability:                    shareholder or former shareholder harmless        be personally liable solely by reason of his
                              against all claims in connection with Trust       or her being or having been a shareholder is
                              property or the acts, obligations or affairs      entitled to be held harmless from and
                              of the Trust to which such shareholder may        indemnified against all loss and expense
                              become subject solely by reason of his or         arising from such liability.
                              her being or having been a shareholder.

                              Every written obligation, contract,               Every note, bond, contract, instrument,
                              instrument, certificate, share, other             certificate or undertaking made or issued by
                              security of the Trust or undertaking made or      the Trustees or by any officers or officer
                              issued by the Trustees or officers shall          must recite that the same was executed or
                              recite that the same is executed or made by       made by or on behalf of the Trust or by them
                              or on behalf of Trustees and that the             as Trustees or as officers and that
                              obligations of such instrument are not            obligations of such instrument are not
                              binding on any of the Trustees, officers or       binding upon any of them or shareholders
                              shareholders individually.                        individually.

Shareholder Voting            Subject to the voting power of one or more        Subject to the voting powers of one or more
Rights:                       Classes of Shares as set forth in the             classes or series of shares as set forth in
                              Declaration, and in the By-Laws or in any         the bylaws, shareholders have the power to
                              Statement, Shareholders have the power to         vote only (i) for the election or removal of
                              vote only (i) for the election, when              Trustees; (ii) with respect to any
                              submitted to shareholders, or removal of          investment advisory or management contract;
                              Trustees; (ii) with respect to any                (iii) with respect to any termination, by
                              investment advisory or management contract        the shareholders, of the Trust; (iv) with
                              for which a shareholder vote is required by       respect to any amendment of the Declaration
                              the 1940 Act; (iii) with respect to               of Trust that requires shareholder
                              termination, by the shareholders, of the          authorization; (v) with respect to
                              Trust or any Class; (iv) with respect to any      derivative actions similar to a
                              amendment of the Declaration of Trust that        Massachusetts corporation; and (vi) with
                              requires shareholder approval; (v) with           respect to any other matters required by
                              respect to any merger, consolidation or sale      law, the organizational documents,
                              of assets where shareholder authorization is      registration with the Commission or other
                              required; (vi) with respect to any                regulators or deemed desirable by the Board.
                              conversion of the Trust to an "open-end
                              company"; (vii) with respect to derivative
                              actions similar to a Massachusetts
                              corporation; and (viii) with respect to
                              certain transactions with principal
                              shareholders; and (ix) with respect to any
                              other matters required by the organizational
                              documents, registration with the Commission
                              or other regulators or deemed desirable by
                              the Board.                                        Except as provided in the by-laws, each
                                                                                whole share or fractional share is entitled
                              A shareholder is entitled to one vote for         to one vote or a proportionate fractional
                              each share owned by such shareholder on each      vote, respectively.
                              matter on which such shareholder is entitled
                              to vote, and each fractional share is             On any matter submitted to a vote of
                              entitled to a proportionate fractional vote,      shareholders, all shares of the Trust then
                              except as otherwise provided in the By-Laws       entitled to vote shall, except as otherwise
                              or any Statement.                                 provided in the by-laws or required by law,
                                                                                be voted in the aggregate as a single class
                              Except as otherwise required by law or the        without regard to classes or series of
                              organizational documents, shares                  shares.
                              representing a majority of the shares voted
                              in person or by proxy shall decide any            Except when a different vote is required by
                              questions and a plurality shall elect a           the provisions of the Declaration of Trust
                              Trustee, provided that where any provision        or the by-laws, a majority of the shares
                              of law, the Declaration, the By-Laws, or a        voted shall decide any questions and a
                              Statement requires that holders of any Class      plurality shall elect a Trustee, provided
                              or Series shall vote as a class, then Shares      that where the bylaws require that the
                              representing a majority of that Class or          holders of any class or series shall vote as
                              Series vote on the matter (or a plurality         an individual class or series, a majority of
                              with respect to the election of a Trustee)        the shares of that class or series voted on
                              shall decide that matter insofar as that          the matter (or a plurality with respect to
                              Class or Series is concerned.                     the election of a Trustee) shall decide that
                                                                                matter insofar as that class or series is
                                                                                concerned.

Shareholders                  Issue not addressed in the Declaration of         If the Trustees shall fail to call or give
Meetings:                     Trust.                                            notice of any meeting of shareholders for 30
                                                                                days after written application requesting a
                                                                                meeting by shareholders holding at least 10%
                                                                                of the shares then outstanding of all
                                                                                classes and series entitled to vote at such
                                                                                meeting, then shareholders holding at least
                                                                                10% of the shares then outstanding may call
                                                                                and give notice of such meeting.

Shareholder                   Issue not addressed in the Declaration of         30% of the shares entitled to vote on a
Quorum:                       Trust, but intended to be addressed in the        particular matter shall be a quorum, except
                              Bylaws as described in Proposal 2.                where the by-laws require that holders of
                                                                                any class or series shall vote as an
                                                                                individual class or series, in which case
                                                                                30% of the aggregate number of shares of
                                                                                that class or series is necessary to
                                                                                constitute a quorum.

Shareholder                   Consent of two-thirds of the shares               Majority consent (or such larger proportion
Consent:                      outstanding and entitled to vote required         as required by any express provision of the
                              for shareholder action taken without a            Declaration of Trust or bylaws) required for
                              meeting, as relates to approval of merger/        shareholder action taken without a meeting.
                              consolidation, unless such merger/
                              consolidation is recommended by the
                              Trustees, in which case consent of a
                              majority of the shares outstanding and
                              entitled to vote is sufficient.

                              Majority consent required for shareholder action taken without a meeting, as relates to amendments to the Declaration of Trust.

Notice to                     Any notices to which a shareholder may be         Notice of shareholder meetings is to be
Shareholders:                 entitled and any and all communications           mailed, postage prepaid, not less than seven
                              shall be deemed duly served (i) if mailed,        days in advance.
                              postage prepaid, (ii) if sent by electronic
                              transmission to shareholder, (iii) if mailed      Notice must state the time, place and
                              or sent by electronic delivery to one or          purpose of the meeting.
                              more members of shareholder's household, or
                              (iv) if otherwise sent in accordance with
                              applicable law or regulation.

Power to Amend                Except where shareholder authorization is         Except to the extent the bylaws or
Declaration of                required, the Declaration of Trust may be         applicable law require a higher vote or a
Trust:                        amended by the Trustees, to change the name       separate vote of one or more classes or
                              or principal office of the Trust, to supply       series of shares, the Declaration of Trust
                              any omission, to cure, correct or supplement      may be amended at any time by an instrument
                              any ambiguous, defective or inconsistent          in writing signed by a majority of the then
                              provision or if the Trustees deem it              Trustees when authorized so to do by vote of
                              necessary or advisable, to conform the            a majority of the shares entitled to vote
                              Declaration of Trust to the requirements of       with respect to such amendment, except that
                              applicable law.                                   shareholder authorization is not required
                                                                                for amendments to authorize one or more
                              Shareholders have the right to vote on any        classes or series of shares, to change the
                              amendment that would affect their right to        name of the Trust, supply any omission, cure
                              vote, any amendment that requires a               any ambiguity or cure, correct or supplement
                              shareholder approval under law or the             any defective or inconsistent provision.
                              trust's registration statement, any
                              amendment to the declaration of trust
                              provision regarding amendment and any other
                              amendment submitted to them by the trustees.
                              Except to the extent a higher vote is
                              required by the By-Laws or any Statement, or
                              as otherwise provided below, any amendment
                              on which the shareholders have the right to
                              vote shall require a majority shareholder
                              vote.

                              No amendment may be made which shall impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees,
                              Advisory Trustees, officers, employees and agents of the Trust, permit assessments upon Shareholders or former Shareholders, or limit the rights to indemnification or insurance with respect to actions or omissions of persons entitled to indemnification under the provisions of the Declaration prior to such amendment.

                              No amendment may be made which shall amend,       Except to the extent the bylaws or
                              alter, change or repeal any of the                applicable law require a higher vote or a
                              provisions relating to term of trustees,          separate vote, no amendment may be made
                              termination of the Trust or any Class,            which repeals certain provisions relating to
                              amendments to the declaration of trust,           the number and term of Trustees, the
                              merger, consolidation or sale of assets;          conversion to an open-end fund or this
                              conversion and certain transactions unless        provision, unless such amendment shall
                              the amendment effecting such amendment,           receive the affirmative vote of 66 2/3%
                              alteration, change or repeal shall receive        of the shares entitled to vote.
                              the affirmative vote or consent of sixty-six
                              and two-thirds percent (66 2/3%) of the
                              shares outstanding and entitled to vote.

Termination of Trust:         Subject to the voting powers of one or more       Subject to the voting powers of one or more
                              Classes of Shares, Shareholders have the          classes or series of shares as set forth in
                              right to terminate the Trust or any Class         the bylaws, the Trust may be terminated at
                              upon a vote of not less than two-thirds of        any time by vote of shareholders holding at
                              the outstanding shares of the Trust or such       least 66 2/3% of the shares entitled to vote.
                              Class.

                              Trustees may terminate the Trust or any           Trustees may terminate the Trust by written
                              Class by written notice to shareholders.          notice to the shareholders.

Merger or                     The Declaration of Trust provides that a          Issue not addressed in the Declaration of
Consolidation                 consolidation, merger or sale of assets may       Trust.
of Trust:                     be authorized by a two-thirds shareholder
                              vote at a meeting called for such purpose,
                              or by written consent, without a meeting, of
                              the holders of not less than two-thirds of
                              such shares, provided, however, that if such
                              merger, consolidation, sale, lease or
                              exchange is recommended by the Trustees, the
                              vote or written consent of the holders of a
                              majority of shares outstanding and entitled
                              to vote, shall be sufficient authorization.

Conversion:                   Notwithstanding any other provision of this       The conversion of the Trust from a "closed-
                              Declaration, the conversion of the Trust          end company" to an "open-end company,"
                              from a "closed-end company" to an "open-end       together with any necessary amendments to
                              company," as those terms are defined in the       the Declaration of Trust to permit such a
                              1940 Act, shall require the affirmative vote      conversion, require the affirmative vote of
                              or consent of the holders of sixty-six and        66 2/3% of shares of each class entitled
                              two-thirds percent (66 2/3%) of the shares        to vote.
                              of each Class outstanding and entitled to
                              vote.

Removal of                    Subject to the voting powers of one or more       At any meeting called for such purpose and
Trustees:                     Classes of Shares, a Trustee may be removed       subject to the voting powers of one or more
                              at any meeting of shareholders by a vote of       classes or series of shares as set forth in
                              shares representing two-thirds of the             the bylaws, a Trustee may be removed, with
                              outstanding shares of the Trust entitled to       or without cause, by vote of 75% of the
                              vote for the election of such trustee.            outstanding shares of the classes or series
                                                                                entitled to vote for the election of such
                              A Trustee may be removed at any time, with        Trustee.
                              or without cause, by written instrument           The Trustees may remove a Trustee, with or
                              signed by at least three-quarters of the          without cause, by vote of 75% of the
                              Trustees, specifying the date when such           Trustees then in office.
                              removal shall become effective.

Trustee                       No Trustee, advisory Trustee, officer or          Trustees are not responsible or liable for
Liability:                    employee or agent will be liable whatsoever       any neglect or wrongdoing of any officer,
                              to any person in connection with Trust            agent, employee, adviser, or principal
                              property or the affairs of the Trust, and no      underwriter of the Trust. No Trustee is
                              Trustee or advisory Trustee will be liable        responsible for the act or omission of any
                              or responsible in any event for any neglect       other Trustee. Trustee is not protected
                              or wrongdoing of any officer, employee or         against any liability to which he or she
                              agent of the Trust or for the act or              would otherwise be subject by reason of
                              omission of any other Trustee. Trustees,          willful misfeasance, bad faith, gross
                              advisory Trustees, officers, employees and        negligence or reckless disregard of the
                              agents are not protected against any              duties involved in the conduct of his or her
                              liability to the Trust or its shareholders        office.
                              to which he or she would otherwise be
                              subject by reason of willful misfeasance,
                              bad faith, gross negligence or reckless
                              disregard of the duties involved in the
                              conduct of his or her office or position
                              with or on behalf of the Trust.

Trustee                       The Trust will indemnify each of its              The Trust will indemnify each of its
Indemnification:              Trustees, advisory Trustees and officers          Trustees and officers (including persons who
                              against all liability and all expenses            serve at the Trust's request as trustees or
                              reasonably incurred by him or her in              officers of another organization in which
                              connection with any proceeding in which that      the Trust has any interest as a shareholder,
                              individual becomes involved as a party or         creditor or otherwise) against all
                              otherwise by virtue of being or having been       liabilities and expenses, including amounts
                              a Trustee, advisory Trustee or officer and        paid in satisfaction of judgments, in
                              against amount paid or incurred by that           compromise, as fines and penalties, and as
                              individual in settlement thereof. No              counsel fees, reasonably incurred by such
                              indemnification will be provided to a             person while in office or thereafter, by
                              Trustee, advisory Trustee or officer of the       reason of the indemnified person's service
                              Trust: (i) against any liability to the           as a Trustee or officer. The Trust will not
                              Trust or the shareholders by reason of a          indemnify its Trustees and officers with
                              final adjudication by the court that such         respect to any matter in which such person
                              person engaged in willful misfeasance, bad        has been finally adjudicated in a decision
                              faith, gross negligence or reckless               on the merits not to have acted in good
                              disregard of the duties involved in the           faith in the reasonable belief that such
                              conduct of that individual's office; or (ii)      person's action was in the best interests of
                              with respect to any matter as to which such       the Trust. The Trust will not indemnify its
                              person has been finally adjudicated not to        Trustees and officers against any liability
                              have acted in good faith in the reasonable        to the Trust or to its shareholders to which
                              belief that the individual's action was in        he or she would otherwise be subject by
                              the best interest of the Trust.                   reason of willful misfeasance, bad faith,
                                                                                gross negligence or reckless disregard of
                                                                                the duties involved in the conduct of such
                                                                                person's office.

                              No indemnification will be provided in the        In the absence of a final decision on the
                              event of a settlement or other disposition        merits by an adjudicating body that such
                              not involving a final adjudication resulting      person is liable by reason of willful
                              in a payment by a Trustee, advisory Trustee       misfeasance, bad faith, gross negligence or
                              or officer, unless there has been a               reckless disregard of the duties involved in
                              determination that such person did not            the conduct of their office or did not act
                              engage in willful misfeasance, bad faith,         in good faith in the reasonable belief that
                              gross negligence or reckless disregard of         his or her actions were in the best
                              duties involved in the conduct of that            interests of the Trust, indemnification will
                              individual's office by the court or other         be provided if (a) approved as in the best
                              body approving the settlement or other            interests of the Trust, after notice that it
                              disposition or by a reasonable determination      involves such indemnification, by at least a
                              that the individual did not engage in such        majority of the disinterested, non-Party
                              conduct: (i) by vote of a majority of the         Trustees acting on the matter (provided that
                              disinterested, non-party Trustees; or (ii)        a majority of the disinterested Trustees
                              by written opinion of the then-current legal      then in office act on the matter) upon a
                              counsel to the disinterested Trustees or          determination that such person acted in good
                              other legal counsel chosen by the majority        faith in the reasonable belief that his or
                              of the disinterested, non-party Trustees.         her actions were in the best interest of the
                                                                                Trust and is not liable to the Trust or its
                                                                                shareholders by reason of willful
                                                                                misfeasance, bad faith, gross negligence or
                                                                                reckless disregard of the duties involved in
                                                                                the conduct of his or her office or (b)
                                                                                there has been obtained an opinion in
                                                                                writing of independent legal counsel to the
                                                                                effect that such person acted in good faith
                                                                                and such indemnification would not protect
                                                                                such person against any liability to the
                                                                                Trust to which such person would otherwise
                                                                                be subject by reason of willful misfeasance,
                                                                                bad faith, gross negligence or reckless
                                                                                disregard of the duties involved in the
                                                                                conduct of his or her office.

Legal                         Legal expenses associated with authorized         Legal expenses may be paid from time to time
Expenses:                     indemnification shall be advanced by the          by the Trust in advance of the final
                              Trust prior to final disposition thereof          disposition of any such proceeding if the
                              upon receipt of an undertaking by or on           Trust receives a written undertaking by the
                              behalf of the indemnified person to repay         indemnified person to reimburse the Trust in
                              such amount if it is ultimately determined        the event it is ultimately determined that
                              that such person is not entitled to               the indemnified person is not entitled to
                              indemnification, provided that (a) the            such indemnification and (a) the indemnified
                              indemnified person provides security for his      person provides security for his
                              undertaking or the Trust is insured against       undertaking, or (b) the Trust is insured
                              such losses, or (b) a majority of the             against losses arising by reason of such
                              disinterested, non-party Trustees or              indemnified person's failure to fulfill his
                              independent legal counsel, through a written      or her undertaking, or (c) a majority of the
                              opinion, determine that there is reason to        disinterested, non-party Trustees (provided
                              believe that the indemnified person               that a majority of such Trustees then in
                              ultimately will be found entitled to              office act on the matter) or independent
                              indemnification.                                  legal counsel, as expressed in a written
                                                                                opinion, determines that there is reason to
                                                                                believe that the indemnified person
                                                                                ultimately will be found entitled to
                                                                                indemnification.

Derivative                    No shareholder shall have the right to bring      Issue not addressed.
Actions:                      or maintain any court action, proceeding or
                              claim on behalf of the Trust or any Class
                              without first making demand on the Trustees
                              requesting the Trustees to bring or maintain
                              such action, proceeding or claim. Such
                              demand shall be excused only when the
                              plaintiff makes a specific showing that
                              irreparable injury to the Trust or any Class
                              would otherwise result, or if a majority of
                              the Trustees or a majority of any committee
                              established to consider the merits of such
                              action, has a material personal financial
                              interest in the action at issue.

                                                                                                  SCHEDULE E

                                 CURRENT FUNDAMENTAL INVESTMENT POLICIES AND
                                         PROPOSED ACTION TO BE TAKEN

MFS CALIFORNIA INSURED MUNICIPAL FUND

CURRENT FUNDAMENTAL POLICY                          PROPOSED POLICY
--------------------------                          ---------------

The Fund may:                                       The Fund may not:
-----------------------------------------------------------------------------------------------------------
MFS CALIFORNIA INSURED MUNICIPAL FUND

CURRENT FUNDAMENTAL POLICY                          PROPOSED FUNDAMENTAL POLICY

The Fund may:                                       The Fund may not:
-----------------------------------------------------------------------------------------------------------
(1) issue senior securities or borrow money to      (1) (a) borrow money except to the extent not
the extent permitted by the Investment Company      prohibited by the 1940 Act and exemptive orders granted
Act of 1940, as amended;                            under such Act.
                                                    (1) (b) issue any senior securities except to the
                                                    extent not prohibited by the 1940 Act and exemptive
                                                    orders granted under such Act; for purposes of this
                                                    restriction, collateral arrangements with respect to
                                                    any type of swap, option, Forward Contracts and Futures
                                                    Contracts and collateral arrangements with respect to
                                                    initial and variation margin are not deemed to be the
                                                    issuance of a senior security;
-----------------------------------------------------------------------------------------------------------
(2) underwrite securities issued by others          (2) underwrite securities issued by other persons,
only when disposing of portfolio securities;        except that all or any portion of the assets of the
                                                    Fund may be invested in one or more investment
                                                    companies, to the extent not prohibited by the 1940 Act
                                                    and exemptive orders granted under such Act, and except
                                                    insofar as the Fund may technically be deemed an
                                                    underwriter under the Securities Act of 1933, as
                                                    amended, in selling a portfolio security;
-----------------------------------------------------------------------------------------------------------
(3) make loans through the lending of               (3) make loans except to the extent not prohibited by
securities, through the purchase of debt            the 1940 Act and exemptive orders granted under such
instruments or similar evidences of                 Act;
indebtedness typically sold to financial
institutions and through repurchase
agreements;
-----------------------------------------------------------------------------------------------------------
(4) not concentrate more than 25% of its total      (4) purchase any securities of an issuer in a
assets in any one industry. (In the utilities       particular industry if as a result 25% or more of its
category, gas, electric, water, and telephone       total assets (taken at market value at the time of
companies will be treated as separate               purchase) would be invested in securities of issuers
industries.)                                        whose principal business activities are in the same
                                                    industry.
-----------------------------------------------------------------------------------------------------------
(5) (a) only own real estate acquired as a          (5) purchase or sell real estate (excluding securities
result of owning securities;                        secured by real estate or interests therein and
    (b) purchase and sell futures contracts         securities of companies, such as real estate
and related options;                                investments trusts, which deal in real estate or
    (c) not purchase or sell commodities or         interests therein), interests in oil, gas or mineral
commodity contracts, except that, consistent        leases, commodities or commodity contracts (excluding
with its investment policies, the Trust may         currencies and any type of option, Futures Contracts
purchase and sell financial futures contracts       and Forward Contracts or other derivative instruments
and options and may enter into swap                 whose value is related to commodities or other
agreements, foreign exchange contracts and          commodity contracts) in the ordinary course of its
other financial transactions not requiring the      business; the Fund reserves the freedom of action to
delivery of physical commodities                    hold and to sell real estate, mineral leases,
                                                    commodities or commodity contracts (including
                                                    currencies and any type of option, Futures Contracts
                                                    and Forward Contracts) acquired as a result of the
                                                    ownership of securities.
-----------------------------------------------------------------------------------------------------------

M F S(R)
INVESTMENT MANAGEMENT                                           CE-CCA-PRX-8/08

M F S(R)                          MFS INVESTMENT MANAGEMENT
INVESTMENT MANAGEMENT             MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - COMMON SHARES
                                  500 Boylston Street, Boston, Massachusetts 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan
S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 10:30 a.m. Boston time, and at any adjournment thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of each Trust will vote separately on each item. Only a
Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.


                                                              YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY
                                                              VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
                                                              HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR
                                                              YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE
                                                              AND IS PROVIDED FOR YOUR CONVENIENCE.





                             PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

---------------------------------------------------------------------------------------------------------------------------------

                              MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - COMMON SHARES

                          2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008


VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!                          Please be sure to sign and date this proxy. Please sign
                                                                     exactly as your name appears on this proxy. When shares are
CALL:     TO VOTE YOUR PROXY BY PHONE, CALL 1-866-458-9858           held by joint tenants, both should sign. When signing as
          AND ENTER THE 12-DIGIT CONTROL NUMBER FOUND ON             attorney, executor, administrator, trustee, or guardian,
          THE REVERSE SIDE OF THIS PROXY BALLOT. THIS                please give full title as such. If a corporation, please sign
          TOUCH-TONE VOTING LINE IS AVAILABLE 24 HOURS A             in full corporate name by president or other authorized
          DAY, SEVEN DAYS A WEEK.                                    officer. If a partnership, please sign in partnership name by authorized person.
LOG-ON:   TO VOTE ON THE INTERNET GO TO WWW.PROXYONLINE.COM
          AND ENTER THE 12-DIGIT CONTROL NUMBER FOUND ON             PLEASE MARK YOUR VOTE ON THE REVERSE OF THIS PROXY BALLOT.
          THE REVERSE SIDE OF THIS PROXY BALLOT.

MAIL:     TO VOTE YOUR PROXY BY MAIL, CHECK THE APPROPRIATE          --------------------------------------------------------------
          VOTING BOX ON THE REVERSE SIDE OF THIS PROXY BALLOT,       Shareholder sign here
          SIGN AND DATE THE BALLOT AND RETURN IT IN THE
          ENCLOSED POSTAGE-PAID ENVELOPE OR MAIL TO: THE
          ALTMAN GROUP, P.O. BOX 238, LYNDHURST, NJ 07071.           --------------------------------------------------------------
                                                                     Joint owner sign here


                                                                     --------------------------------------------------------------
                                                                     Date:


                 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - COMMON SHARES

                                                                                                                   CONTROL NUMBER
                                                                                                                -------------------
                                                                                                                     123456789123
                                                                                                                -------------------

         WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE
                                                     OF FURTHER SOLICITATION.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                        THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                                           IN FAVOR OF ITEMS 1, 2 AND 3 AND AGAINST ITEM 4


PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

                                 PROPOSALS                                              FOR                                WITHHOLD
1. ELECTION OF DIRECTORS:

01 - William R. Gutow                                                                   [ ]                                   [ ]

02 - Michael Hegarty                                                                    [ ]                                   [ ]

03 - Robert W. Uek                                                                      [ ]                                   [ ]

                                                                                        FOR              AGAINST            ABSTAIN
2. To approve an amended and restated Declaration of Trust.                             [ ]                [ ]                [ ]

3. To amend or remove certain fundamental investment policies of the Fund.              [ ]                [ ]                [ ]

3. To act upon, if properly presented at the Meeting, a shareholder                     [ ]                [ ]                [ ]
   proposal that the Board of Trustees take the steps necessary to merge the Trust into California Municipal Bond Fund, an open end fund, or otherwise enable shareholders to realize net asset value for their shares.

5. To transact such other business as may properly come before the Meeting and any adjournments thereof.


 (BARCODE HERE)                                        (TAGID HERE)                                       (CUSIP HERE)

M F S(R)                          MFS INVESTMENT MANAGEMENT
INVESTMENT MANAGEMENT             MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - PREFERRED SHARES
                                  500 Boylston Street, Boston, Massachusetts 02116

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST
NOTICE OF THE 2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008

The signer of this proxy card hereby appoints Christopher R. Bohane, Timothy M. Fagan, Mark D. Fischer, Brian E. Langenfeld, Susan
S. Newton, and Susan A. Pereira and each of them separately, proxies, with power of substitution, and hereby authorizes each of them to represent, and to vote as designated on the reverse side, at the Meeting of Shareholders of the above-referenced Trust, on Thursday, October 9, 2008 at 10:30 a.m. Boston time, and at any adjournment thereof, all of the shares of the Trust that the undersigned would be entitled to vote if personally present. Shareholders of each Trust will vote separately on each item. Only a
Trust's shareholders of record on August 4, 2008 will be entitled to vote at the Trust's Meeting of Shareholders.


                                                              YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY
                                                              VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL
                                                              HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION FOR
                                                              YOUR TRUST. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE
                                                              AND IS PROVIDED FOR YOUR CONVENIENCE.





                             PLEASE FOLD HERE AND RETURN ENTIRE BALLOT - DO NOT DETACH

---------------------------------------------------------------------------------------------------------------------------------

                             MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - PREFERRED SHARES

                          2008 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 9, 2008


VOTE BY PHONE, BY MAIL OR VIA THE INTERNET!                          Please be sure to sign and date this proxy. Please sign
                                                                     exactly as your name appears on this proxy. When shares are
CALL:     TO VOTE YOUR PROXY BY PHONE, CALL 1-866-458-9858           held by joint tenants, both should sign. When signing as
          AND ENTER THE 12-DIGIT CONTROL NUMBER FOUND ON             attorney, executor, administrator, trustee, or guardian,
          THE REVERSE SIDE OF THIS PROXY BALLOT. THIS                please give full title as such. If a corporation, please sign
          TOUCH-TONE VOTING LINE IS AVAILABLE 24 HOURS A             in full corporate name by president or other authorized
          DAY, SEVEN DAYS A WEEK.                                    officer. If a partnership, please sign in partnership name by authorized person.
LOG-ON:   TO VOTE ON THE INTERNET GO TO WWW.PROXYONLINE.COM
          AND ENTER THE 12-DIGIT CONTROL NUMBER FOUND ON             PLEASE MARK YOUR VOTE ON THE REVERSE OF THIS PROXY BALLOT.
          THE REVERSE SIDE OF THIS PROXY BALLOT.

MAIL:     TO VOTE YOUR PROXY BY MAIL, CHECK THE APPROPRIATE          --------------------------------------------------------------
          VOTING BOX ON THE REVERSE SIDE OF THIS PROXY BALLOT,       Shareholder sign here
          SIGN AND DATE THE BALLOT AND RETURN IT IN THE
          ENCLOSED POSTAGE-PAID ENVELOPE OR MAIL TO: THE
          ALTMAN GROUP, P.O. BOX 238, LYNDHURST, NJ 07071.           --------------------------------------------------------------
                                                                     Joint owner sign here


                                                                     --------------------------------------------------------------
                                                                     Date:


                 IT IS IMPORTANT THAT PROXIES BE VOTED PROMPTLY. EVERY SHAREHOLDER'S VOTE IS IMPORTANT.

MFS(R) CALIFORNIA INSURED MUNICIPAL FUND - PREFERRED SHARES

                                                                                                                   CONTROL NUMBER
                                                                                                                -------------------
                                                                                                                     123456789123
                                                                                                                -------------------

         WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP TO AVOID THE EXPENSE
                                                     OF FURTHER SOLICITATION.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO DIRECTION IS
MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSAL 4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED
TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                                        THE TRUSTEES OF YOUR TRUST RECOMMEND THAT YOU VOTE
                                           IN FAVOR OF ITEMS 1, 2 AND 3 AND AGAINST ITEM 4


PLEASE MARK THE BOXES BELOW IN BLUE OR BLACK INK.

                                 PROPOSALS                                              FOR                                WITHHOLD
1. ELECTION OF DIRECTORS:

01 - J. Atwood Ives                                                                     [ ]                                   [ ]

02 - William R. Gutow                                                                   [ ]                                   [ ]

03 - Michael Hegarty                                                                    [ ]                                   [ ]

04 - Robert W. Uek                                                                      [ ]                                   [ ]

05 - Laurie J. Thompson                                                                 [ ]                                   [ ]

                                                                                        FOR              AGAINST            ABSTAIN
2. To approve an amended and restated Declaration of Trust.                             [ ]                [ ]                [ ]

3. To amend or remove certain fundamental investment policies of the Fund.              [ ]                [ ]                [ ]


4. To act upon, if properly presented at the Meeting, a shareholder                     [ ]                [ ]                [ ]
   proposal that the Board of Trustees take the steps necessary to merge the Trust into California Municipal Bond Fund, an open end fund, or otherwise enable shareholders to realize net asset value for their shares.

5. To transact such other business as may properly come before the Meeting and any adjournments thereof.


 (BARCODE HERE)                                        (TAGID HERE)                                       (CUSIP HERE)